EXHIBIT 10.7

INTERCREDITOR AND SUBORDINATION AGREEMENT

THIS INTERCREDITOR AND SUBORDINATION AGREEMENT (this "Agreement") dated as of December [__], 2014, is by and between (i) Wells Fargo Bank, National Association (the "Working Capital Lender" as hereinafter further defined), (ii) Hudson Bay Fund LP, in its capacity as agent for the holders of the Term Loan Debt defined below (in such capacity, the "Term Loan Agent" as hereinafter further defined) and (iii) Pioneer Hi-Bred International, Inc., an Iowa corporation (the "Pioneer Lender" as hereinafter further defined).

R E C I T A L S:

  Working Capital Lender has entered into one or more financing arrangements with S&W Seed Company, a Nevada corporation (the "Borrower"), pursuant to which Working Capital Lender has made and may, upon certain terms and conditions, continue to make loans and provide other financial accommodations to Borrower secured by a security interest in substantially all of the personal property of Borrower and certain of its subsidiaries.
  Term Loan Lenders (as hereinafter defined) have made loans to Borrower secured by a security interest in substantially all of the assets and properties of Borrower and certain of its subsidiaries.
  In connection with the sale of the Pioneer Assets (as defined below) by the Pioneer Lender to the Borrower, the Borrower has issued a promissory note to the Pioneer Lender, which note is secured by the Pioneer Assets (as defined below).
  Working Capital Lender, Term Loan Agent and the Pioneer Lender desire to enter into this Agreement to (i) confirm the relative priorities of the security interests of Working Capital Lender, Term Loan Agent (on behalf of itself and the Term Loan Lenders) and the Pioneer Lender in the assets and properties of Borrower and certain other Obligors (as hereinafter defined), and (ii) provide for the orderly sharing among them, in accordance with such priorities, of the proceeds of such assets and properties upon any foreclosure thereon or other disposition thereof.

In consideration of the mutual benefits accruing to Working Capital Lender, Term Loan Agent (on behalf of itself and the Term Loan Lenders) and the Pioneer Lender hereunder and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto do hereby agree as follows:

1. DEFINITIONS

As used above and in this Agreement, the following terms shall have the meanings ascribed to them below:

"Accounts" means all now present and future "accounts" (as defined in Article 9 of the UCC).

"Agreements" shall mean, collectively, the Working Capital Loan Agreements, the Term Loan Agreements and the Pioneer Loan Agreements.

"Borrower" shall mean S&W Seed Company, a Nevada corporation, and its successors and assigns, including, without limitation, any receiver, trustee or debtor-in- possession on behalf of such person or on behalf of any successor or assign.

"Collateral" shall mean, collectively, the Working Capital Collateral, the Term Loan Collateral and the Pioneer Collateral.

"Equipment" means, as to each Grantor, all of such Grantor's now owned and hereafter acquired equipment, as defined in Article 9 of the UCC.

"Event of Default" means an "Event of Default" or similar term, as such term is defined in any Working Capital Loan Agreement, any Term Loan Agreement or any Pioneer Loan Agreement, so long as any such Agreement is in effect.

"Insolvency Proceeding" shall mean, as to any Person, any of the following: (i) any case or proceeding with respect to such Person under Title 11 of the United States Code, 11 U.S.C. 101 et seq. (the "U.S. Bankruptcy Code") or any other Federal or State or foreign bankruptcy, insolvency, reorganization or other law affecting creditors' rights or any other or similar proceedings seeking any stay, reorganization, arrangement, composition or readjustment of the obligations and indebtedness of such Person or (ii) any proceeding seeking the appointment of any trustee, receiver, liquidator, custodian or other insolvency official with similar powers with respect to such Person or any of its assets or (iii) any proceeding for liquidation, dissolution or other winding up of the business of such Person or (iv) any assignment for the benefit of creditors or any marshalling of assets of such Person.

"Intellectual Property" means, all of the following in any jurisdiction throughout the world: (a) patents, patent applications and inventions, including all renewals, extensions, combinations, divisions, or reissues thereof ("Patents"); (b) trademarks, service marks, trade names, trade dress, logos, internet domain names and other business identifiers, together with the goodwill symbolized by any of the foregoing, and all applications, registrations, renewals and extensions thereof ("Trademarks"); (c) copyrights and all works of authorship including all registrations, applications, renewals, extensions and reversions thereof ("Copyrights"); (d) all computer software, source code, executable code, data, databases and documentation thereof; (e) all trade secret rights in information, including trade secret rights in any formula, pattern, compilation, program, device, method, technique, or process, that (1) derives independent economic value, actual or potential, from not being generally known to, and not being readily ascertainable by proper means by, other Persons who can obtain economic value from its disclosure or use, and (2) is the subject of efforts that are reasonable under the circumstances to maintain its secrecy; (f) all other intellectual property or proprietary rights in any discoveries, concepts, ideas, research and development, know-how, formulae, patterns, inventions, compilations, compositions, manufacturing and production processes and techniques, program, device, method, technique, technical data, procedures, designs, recordings, graphs, drawings, reports, analyses, specifications, databases, and other proprietary or confidential information, including customer lists, supplier lists, pricing and cost information, business and marketing plans and proposals and advertising and promotional materials; and (g) all rights to sue at law or in equity for any past, present or future infringement or other impairment or violation thereof and all products and Proceeds of the foregoing.

"Inventory" means as to each Grantor, all of such Grantor's now owned and hereafter existing or acquired inventory, as defined in Article 9 of the UCC.

"Junior Priority Lenders" shall mean,

(a) with respect to the Working Capital Lender Priority Collateral, (i) prior to the payment in full of the Working Capital Debt, the Term Loan Lenders and the Pioneer Lender and (ii) after the payment in full of the Working Capital Debt, the Pioneer Lender,

(b) with respect to the Term Loan Lender Priority Collateral, (i) prior to the payment in full of the Term Loan Debt, the Working Capital Lender and the Pioneer Lender and (ii) after the payment in full of the Term Loan Debt, the Working Capital Lender,

(c) with respect to the Pioneer Lender Priority Collateral, (i) prior to the payment in full of the Pioneer Lender Debt, the Term Loan Lenders and the Working Capital Lender and (ii) after the payment in full of the Pioneer Lender Debt, the Working Capital Lender.

"Junior Priority Loan Documents" shall mean,

(a) with respect to the Working Capital Lender Priority Collateral, (i) prior to the payment in full of the Working Capital Debt, the Term Loan Agreements and the Pioneer Loan Agreements and (ii) after the payment in full of the Working Capital Debt, the Pioneer Loan Agreements,

(b) with respect to the Term Loan Lender Priority Collateral, (i) prior to the payment in full of the Term Loan Debt, the Working Capital Loan Agreements and the Pioneer Loan Agreements and (ii) after the payment in full of the Term Loan Debt, the Working Capital Loan Agreements,

(c) with respect to the Pioneer Lender Priority Collateral, (i) prior to the payment in full of the Pioneer Lender Debt, the Term Loan Agreements and the Working Capital Loan Agreements and (ii) after the payment in full of the Pioneer Lender Debt, the Working Capital Loan Agreements.

"Junior Priority Obligations" shall mean,

(a) with respect to the Working Capital Lender Priority Collateral, (i) prior to the payment in full of the Working Capital Debt, the Term Loan Debt and the Pioneer Lender Debt and (ii) after the payment in full of the Working Capital Debt, the Pioneer Lender Debt,

(b) with respect to the Term Loan Lender Priority Collateral, (i) prior to the payment in full the Term Loan Debt, the Working Capital Debt and the Pioneer Lender Debt and (ii) after the payment in full of the Term Loan Debt, the Working Capital Debt,

(c) with respect to the Pioneer Lender Priority Collateral, (i) prior to the payment in full of the Pioneer Lender Debt, the Term Loan Debt and the Working Capital Debt and (ii) after the payment in full of the Pioneer Lender Debt, the Working Capital Debt.

"Lenders" shall mean, collectively, Working Capital Lender, Term Loan Lenders and the Pioneer Lender, and their respective successors and assigns, being sometimes referred to herein individually as a "Lender".

"Lien" shall mean any mortgage, deed of trust, pledge, hypothecation, assignment, deposit arrangement, security interest, encumbrance (including, but not limited to, easements, rights of way and the like), lien (statutory or other), security agreement or transfer intended as security, including without limitation, any conditional sale or other title retention agreement, the interest of a lessor under a capital lease or any financing lease having substantially the same economic effect as any of the foregoing.

"Lien Enforcement Action" means (a) any action by any Lender to foreclose, execute, levy or collect on the Lien of such Person in any of the Collateral, (ii) any action by any Lender to take possession of, sell, lease, license or otherwise dispose, or otherwise realize (judicially or non-judicially) upon or exercise or enforce any remedial rights with respect to any of the Collateral (including, without limitation, by setoff or notification of account debtors), (iii) to receive a transfer of Collateral in satisfaction of indebtedness or obligations secured thereby, and/or (iv) the commencement by any Lender of any legal proceedings against or with respect to all or any of the Collateral to facilitate the actions described in (i) - (iii) above.

"Maximum Debt Amount" shall mean

(a) with respect to the principal amount of the Working Capital Debt the sum of $28,000,000 less the principal amount of any DIP Financing incurred under Section 4.5 hereof, in each case reduced from time to time by the amount of any repayments of loans to the extent effected with a permanent reduction of the commitments thereunder (but excluding reductions from refinancings), provided that after such time as any Lender (or agent thereof) has taken any enforcement action against the Borrower, any Obligor or the Collateral or an Insolvency Proceeding has been commenced with respect to the Borrower or any Obligor, such amount shall only be reduced by payments in cash actually received by Working Capital Lender which it is permitted to retain under this Agreement,

(b) with respect to the principal amount of the Term Loan Debt, $35,000,000 reduced from time to time by the amount of any repayments of loans (but excluding reductions from refinancings), provided that after such time as any Lender (or agent thereof) have taken any enforcement action against the Borrower, any Obligor or the Collateral or an Insolvency Proceeding has been commenced with respect to the Borrower or any Obligor, such amount shall only be reduced by payments in cash actually received by Term Loan Lenders which they are permitted to retain under this Agreement, and

(c) with respect to the principal amount of the Pioneer Lender Debt, $15,000,000 reduced from time to time by the amount of any repayments of loans (but excluding reductions from refinancings), provided that after such time as any Lender (or agent thereof) has taken any enforcement action against the Borrower, any Obligor or the Collateral or an Insolvency Proceeding has been commenced with respect to the Borrower or any Obligor, such amount shall only be reduced by payments in cash actually received by Pioneer Lender which it is permitted to retain under this Agreement.

"Obligors" shall mean, individually and collectively, any person (other than Borrower) liable on or in respect of the Term Loan Debt, the Pioneer Lender Debt or the Working Capital Debt, and each of their successors and assigns, including, without limitation, a receiver, trustee or debtor-in-possession on behalf of such person or on behalf of any such successor or assign.

"Obligations" means, collectively and individually, the Pioneer Lender Debt, the Term Loan Debt and the Working Capital Debt.

"paid in full" and "payment in full" means, (i) for purposes of the Working Capital Debt, payment in full in cash of the Working Capital Debt and termination of the Working Capital Lender's commitments to extend loans and extensions of credit under the Working Capital Loan Agreements, (ii) for purposes of the Term Loan Debt, payment in full in cash of the Term Loan Debt and/or conversion of all Obligations in respect of the Term Loan Debt to common equity of the Borrower in accordance with the terms of the Term Loan Agreements and (iii) for purposes of the Pioneer Lender Debt, payment in full in cash of the Pioneer Lender Debt.

"Person" or "person" shall mean any individual, sole proprietorship, partnership, corporation (including without limitation, any corporation which elects subchapter S status under the Internal Revenue Code of 1986, as amended), limited liability company, limited liability partnership, business trust, unincorporated association, joint stock company, trust, joint venture, or other entity or any government or any agency or instrumentality or political subdivision thereof.

"Pioneer Assets" means the assets described on Annex I hereto.

"Pioneer Collateral" shall mean all Pioneer Assets on which the Pioneer Lender has a Lien under the Pioneer Loan Agreements.

"Pioneer Intellectual Property Collateral" means the Intellectual Property comprising the Pioneer Assets, as set forth on Annex II hereto, together with all products and Proceeds of the foregoing.

"Pioneer Lender Debt" shall mean all obligations, liabilities and indebtedness of every kind, nature and description owing by Borrower or any Obligor to the Pioneer Lender evidenced by or arising under the Pioneer Loan Agreements, whether direct or indirect, absolute or contingent, joint or several, due or not due, primary or secondary, liquidated or unliquidated, including principal, interest, charges, fees, costs, indemnities and expenses, however evidenced, whether as principal, surety, endorser, guarantor or otherwise, whether now existing or hereafter arising, whether arising before, during or after the initial or any renewal term of the Pioneer Loan Agreements or after the commencement of any Insolvency Proceeding with respect to Borrower or any Obligor (and including, without limitation, the payment of interest which would accrue and become due but for the commencement of such Insolvency Proceeding, whether or not such interest is allowed or allowable in whole or in part in any such Insolvency Proceeding) ), provided that, for purposes of this Agreement, the term "Pioneer Lender Debt" shall not include the principal amount of loans and other credit accommodations in excess of the Maximum Debt Amount with respect to the Pioneer Lender Debt. The foregoing limitation shall not apply to, and the term "Pioneer Lender Debt" shall include, obligations consisting of interest, fees, costs, indemnities or expenses.

"Pioneer Lender" shall mean Pioneer Hi-Bred International, Inc., an Iowa corporation and its successors and assigns (including any other lender or group of lenders that at any time succeeds to or refinances, replaces or substitutes for all or any portion of the Pioneer Lender Debt at any time and from time to time).

"Pioneer Lender Priority Collateral" mean all Pioneer PP&E Assets constituting Collateral; provided, that "Pioneer Lender Priority Collateral" shall not include any Pioneer Intellectual Property Collateral.

"Pioneer Loan Agreements" shall mean the Promissory Note, dated as of December [__], 2014, between Borrower and the Pioneer Lender, and all security agreements, guarantees, pledge agreements and other agreements, documents and instruments at any time executed and/or delivered by Borrower or Obligor or any other person with, to or in favor of the Pioneer Lender in connection therewith or related thereto, as all of the foregoing now exist or may hereafter be amended, modified, supplemented, extended, renewed or restated in accordance with the terms of this Agreement; provided, however, that Pioneer Loan Agreements shall not include that certain Asset Purchase and Sale Agreement by and among Pioneer and Borrower, dated as of December [__], 2014 and the other documents set forth on Annex III hereto.

"Pioneer PP&E Assets" means the assets described in Annex IV hereto, which includes all Equipment and Real Estate Assets (and the buildings, fixtures, improvements and appurtenances thereto located on such Real Estate Assets) constituting Pioneer Assets, and all Proceeds, products, books and records in respect of or arising from the foregoing.

"Proceeds" means all "proceeds" (as defined in Article 9 of the UCC), including any payment or property received on account of any claim secured by Collateral in any Insolvency or Liquidation Proceeding.

"Real Estate Asset" means, at any time of determination, any interest (fee, leasehold or otherwise) then owned by any Grantor in any real property.

"Release Event" means (i) prior to the occurrence of an Insolvency Proceeding by or against any Borrower or any Obligor, upon the occurrence and during the continuance of an Event of Default under the Senior Priority Loan Documents, the taking of any Lien Enforcement Action, provided that any Release Event occurring prior to an Insolvency Proceeding by or against any Borrower or any Obligor shall cease to constitute a Release Event under this clause (i) as of the occurrence of such Insolvency Proceeding if the Working Capital Lender continues making loans or other financial accommodations (whether pursuant to the Working Capital Loan Agreements or otherwise) or consents to the use of cash collateral after the occurrence of such

Insolvency Proceeding or (ii) after the occurrence of an Insolvency Proceeding by or against any Borrower or any Obligor, the occurrence of any of the following: (A) the entry of an order of a Bankruptcy Court pursuant to Section 363 of the U.S. Bankruptcy Code authorizing the sale of all or substantially all of the Borrower's and Obligors' assets or (B) the taking of any Lien Enforcement Action described in clauses (i) and (ii) of the definition of such term by any Lender or the entry of an order of a Bankruptcy Court pursuant to Section 362 of the U.S. Bankruptcy Code vacating the automatic stay and authorizing any Lender to take any Lien Enforcement Action.

"Reorganization Securities" means any debt securities of any Obligor or any other Person that are distributed to any Lender in respect of such Lender's Obligations pursuant to a confirmed plan of reorganization or adjustment or a negotiated reorganization and that are subordinated in right of payment and lien priority to the other Obligations to the same extent that such debt or liens securing such debt are subordinated under this Agreement.

"Senior Priority Collateral" shall mean, (a) with respect to the Working Capital Lender, the Working Capital Lender Priority Collateral, (b) with respect to the Term Loan Lenders, the Term Loan Lender Priority Collateral and, after the payment in full of the Pioneer Lender Debt, the Pioneer Lender Priority Collateral, and (c) with respect to the Pioneer Lender, the Pioneer Lender Priority Collateral and, after the payment in full of the Term Loan Debt, the Term Loan Lender Priority Collateral.

"Senior Priority Lenders" shall mean,

(a) with respect to the Working Capital Lender Priority Collateral, (i) prior to the payment in full of the Working Capital Debt, the Working Capital Lender and (ii) after the payment in full of the Working Capital Debt, the Term Loan Lenders,

(b) with respect to the Term Loan Lender Priority Collateral, (i) prior to the payment in full of the Term Loan Debt, the Term Loan Lenders and (ii) after the payment in full of the Term Loan Debt, the Pioneer Lender,

(c) with respect to the Pioneer Lender Priority Collateral, (i) prior to the payment in full of the Pioneer Lender Debt, the Pioneer Lender and (ii) after the payment in full of the Pioneer Lender Debt, the Term Loan Lenders.

"Senior Priority Loan Documents" shall mean,

(a) with respect to the Working Capital Lender Priority Collateral, (i) prior to the payment in full of the Working Capital Debt, the Working Capital Loan Agreements and (ii) after the payment in full of the Working Capital Debt, the Term Loan Agreements,

(b) with respect to the Term Loan Lender Priority Collateral, (i) prior to the payment in full of the Term Loan Debt, the Term Loan Agreements and (ii) after the payment in full of the Term Loan Debt, the Pioneer Loan Agreements,

(c) with respect to the Pioneer Lender Priority Collateral, (i) prior to the payment in full of the Pioneer Lender Debt, the Pioneer Loan Agreements and (ii) after the payment in full of the Pioneer Lender Debt, the Term Loan Agreements.

"Senior Priority Obligations" shall mean,

(a) with respect to the Working Capital Lender Priority Collateral, (i) prior to the payment in full of the Working Capital Debt, the Working Capital Debt and (ii) after the payment in full of the Working Capital Debt, the Term Loan Debt,

(b) with respect to the Term Loan Lender Priority Collateral, (i) prior to the payment in full of the Term Loan Debt, the Term Loan Debt and (ii) after the payment in full of the Term Loan Debt, the Pioneer Lender Debt,

(c) with respect to the Pioneer Lender Priority Collateral, (i) prior to the payment in full of the Pioneer Lender Debt, the Pioneer Lender Debt and (ii) after the payment in full of the Pioneer Lender Debt, the Term Loan Debt.

"Term Loan Agent" shall mean Hudson Bay Fund LP, and its successors and assigns in its capacity as agent for the Term Loan Lenders (including any other lender or group of lenders that at any time succeeds to or refinances, replaces or substitutes for all or any portion of the Term Loan Debt at any time and from time to time).

"Term Loan Agreements" shall mean the Securities Purchase Agreement, dated as of December [__], 2014, between Borrower and Term Loan Lenders, and all Debentures (as defined therein), Securities (as defined therein), security agreements, guarantees, pledge agreements, other and other agreements, documents and instruments at any time executed and/or delivered by Borrower or Obligor or any other person with, to or in favor of Term Loan Agent and/or Term Loan Lenders in connection therewith or related thereto, as all of the foregoing now exist or may hereafter be amended, modified, supplemented, extended, renewed or restated in accordance with the terms of this Agreement.

"Term Loan Collateral" shall mean all assets and properties of any kind whatsoever, real or personal, tangible or intangible and wherever located of Borrower or any Obligor, on which Term Loan Agent and/or Term Loan Lenders have a Lien under the Term Loan Agreements.

"Term Loan Debt" shall mean all obligations, liabilities and indebtedness of every kind, nature and description owing by Borrower or any Obligor to Term Loan Agent and Term Loan Lenders evidenced by or arising under the Term Loan Agreements, whether direct or indirect, absolute or contingent, joint or several, due or not due, primary or secondary, liquidated or unliquidated, including principal, interest, charges, fees, costs, indemnities and expenses, however evidenced, whether as principal, surety, endorser, guarantor or otherwise, whether now existing or hereafter arising, whether arising before, during or after the initial or any renewal term of the Term Loan Agreements or after the commencement of any Insolvency Proceeding with respect to Borrower or any Obligor (and including, without limitation, the payment of interest which would accrue and become due but for the commencement of such Insolvency Proceeding, whether or not such interest is allowed or allowable in whole or in part in any such

Insolvency Proceeding), provided that, for purposes of this Agreement, the term "Term Loan Debt" shall not include the principal amount of loans and other credit accommodations in excess of the Maximum Debt Amount with respect to the Term Loan Debt. The foregoing limitation shall not apply to, and the term "Term Loan Debt" shall include, obligations consisting of interest, fees, costs, indemnities or expenses.

"Term Loan Lender" shall mean, individually and collectively, Term Loan Agent and each Purchaser (as defined in the Term Loan Agreements), and their respective successors and assigns (including any other lender or group of lenders that at any time succeeds to or refinances, replaces or substitutes for all or any portion of the Term Loan Debt at any time and from time to time).

"Term Loan Lender Priority Collateral" means the Pioneer Intellectual Property Collateral, and all Proceeds, products, books and records in respect of or arising from the foregoing.

"UCC" means the Uniform Commercial Code (or any similar equivalent legislation) as in effect from time to time in the State of New York; provided, however, that, at any time, if by reason of mandatory provisions of law, any or all of the perfection or priority of the Lenders' security interest in any item or portion of the Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other that the State of New York, the term "UCC" shall mean the Uniform Commercial Code as in effect, at such time, in such other jurisdiction for purposes of the provisions hereof relating to such perfection or priority and for purposes of definitions relating to such provisions.

"Working Capital Credit Agreements" shall mean, individually and collectively, (i) the Working Capital Domestic Credit Agreement, and (ii) the Working Capital Ex-Im Credit Agreement, in each case as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed or restated in accordance with the terms of this Agreement.

"Working Capital Collateral" shall mean all assets and properties of any kind whatsoever, real or personal, tangible or intangible and wherever located of Borrower or any Obligor, on which Working Capital Lender has a Lien under the Working Capital Loan Agreements.

"Working Capital Debt" shall mean any and all obligations, liabilities and indebtedness of every kind, nature and description owing by Borrower or any Obligor to Working Capital Lender evidenced by or arising under the Working Capital Loan Agreements, whether direct or indirect, absolute or contingent, joint or several, due or not due, primary or secondary, liquidated or unliquidated, including principal, interest, charges, fees, costs, indemnities and expenses, however evidenced, whether as principal, surety, endorser, guarantor or otherwise, whether now existing or hereafter arising, whether arising before, during or after the initial or any renewal term of the Working Capital Credit Agreement or after the commencement of any Insolvency Proceeding with respect to Borrower or any Obligor (and including, without limitation, the payment of interest which would accrue and become due but for the commencement of such Insolvency Proceeding whether or not such interest is allowed or allowable in whole or in part in any such Insolvency Proceeding), provided that, for purposes of this Agreement, the term "Working Capital Debt" shall not include the principal amount of loans and other credit accommodations in excess of the Maximum Debt Amount with respect to Working Capital Debt, except to the extent provided in Section 3.3 hereof. The foregoing limitation shall not apply to, and the term "Working Capital Debt" shall include, obligations consisting of interest, fees, costs, indemnities or expenses, in each case whether or not charged by Working Capital Lender to the loan account of the Borrower or any other Obligor maintained by Working Capital Lender pursuant to the Working Capital Loan Agreements.

"Working Capital Domestic Credit Agreement" shall mean the Credit Agreement, dated as of February 1, 2014, between Working Capital Lender and Borrower, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed or restated in accordance with the terms of this Agreement.

"Working Capital Ex-Im Credit Agreement" shall mean the Ex-Im Working Capital Guarantee Credit Agreement, dated as of February 1, 2014, between Working Capital Lender and Borrower, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed or restated in accordance with the terms of this Agreement.

"Working Capital Lender" shall mean Wells Fargo Bank, National Association, and its successors and assigns (including any other lender or group of lenders that at any time succeeds to or refinances, replaces or substitutes for all or any portion of the Working Capital Debt at any time and from time to time).

"Working Capital Lender Priority Collateral" means the Working Capital Collateral other than the Term Loan Lender Priority Collateral and the Pioneer Lender Priority Collateral.

"Working Capital Loan Agreements" shall mean the Working Capital Credit Agreements and all guarantees, security agreements, pledge agreements, other agreements, documents and instruments at any time executed and/or delivered by Borrower or any Obligor or any other person with, to or in favor of Working Capital Lender in connection therewith or related thereto, as all of the foregoing now exist or may hereafter be amended, modified, supplemented, extended, renewed or restated in accordance with the terms of this Agreement.

All terms defined in the Uniform Commercial Code as in effect in the State of New York, unless otherwise defined herein shall have the meanings set forth therein. All references to any term in the plural shall include the singular and all references to any term in the singular shall include the plural.

2. SUBORDINATION; SECURITY INTERESTS; PRIORITIES; REMEDIES

2.1 Except as otherwise expressly set forth herein (including, without limitation, with respect to proceeds of any Term Loan Lender Priority Collateral and any Pioneer Lender Priority Collateral), all payments on account of the Term Loan Debt and the Pioneer Lender Debt shall be subject, subordinate and junior, in right of payment and exercise of remedies to the prior payment in full of the Working Capital Debt. Notwithstanding the terms of the Term Loan Debt or the Pioneer Lender Debt, until the payment in full of the Working Capital Debt, neither the Borrower nor any other Obligor shall make, directly or indirectly, and no Term

Loan Lender or Pioneer Lender shall accept, any payments on the Term Loan Debt or the Pioneer Debt, other than (i) regularly scheduled cash payments of interest on the Term Loan Debt or the Pioneer Debt at the non-default rate set forth in the Term Loan Agreements and the Pioneer Agreements, (ii) regularly scheduled cash payments of principal of the Term Loan Debt and the Pioneer Debt (which shall not include mandatory or voluntary prepayments, redemptions or repurchases), (iii) reimbursement of fees, expenses and other indemnities pursuant to the Term Loan Agreements and the Pioneer Agreements, (iv) receipt of Reorganization Securities, (v) any conversion of any Term Loan Debt into common equity of the Borrower in accordance with Section 4 of the Debentures (as defined in the Term Loan Agreements), (vi) payments made in the form of common equity of the Borrower in accordance with Section 2 of the Debentures (as defined in the Term Loan Agreements), (vii) payment of any amounts due under the Term Loan Agreements as a result of the Borrower's inability to convert any Term Loan Debt into equity of the Borrower, in accordance with Sections 2(f) and 2(g) of the Warrants (as defined in the Term Loan Agreements) and Section 4(c)(vi) and 4(e) of the Debentures (as defined in the Term Loan Agreements), (viii) payments in respect of the Term Loan Debt from proceeds of the Term Loan Lender Priority Collateral, and (ix) payments or other distributions received by a Senior Priority Lender (including the Term Loan Lenders and/or the Pioneer Lender) from the proceeds or in respect of any Senior Priority Collateral, provided that in the case of clauses (i), (ii), (iii) and (vii) above, no Event of Default under the Working Capital Loan Documents shall have occurred and be continuing or would occur as a result of any such payment, provided, that notice thereof has been delivered by the Working Capital Lender in accordance with Section 2.15 hereof as of the date that such payment is made. If the Term Loan Lender or the Pioneer Lender receives a payment it should not have received pursuant to this Section, such amount shall forthwith be paid over, in the funds and currency received, to the Working Capital Lender. For the avoidance of doubt, nothing contained herein shall be deemed to prohibit the exercise by any Term Loan Lenders of their rights to exercise their Warrants (as defined in the Term Loan Agreements) into common equity of the Borrower, in each case in accordance with the terms set forth therein.

2.2 Each of the Working Capital Lender and the Pioneer Lender hereby acknowledges that Term Loan Lenders have been granted Liens upon Term Loan Collateral pursuant to the Term Loan Agreements to secure the Term Loan Debt. Each of the Term Loan Agent and the Pioneer Lender hereby acknowledges that Working Capital Lender has been granted Liens upon the Working Capital Collateral pursuant to the Working Capital Loan Agreements to secure the Working Capital Debt. Each of the Term Loan Agent and the Working Capital Agent hereby acknowledges that the Pioneer Lender has been granted Liens upon the Pioneer Collateral pursuant to the Pioneer Loan Agreements to secure the Pioneer Lender Debt.

2.3 Notwithstanding the order or time of attachment, or the order, time or manner of perfection, or the order or time of filing or recordation of any document or instrument, or other method of perfecting a Lien in favor of each Lender in any Collateral, and notwithstanding any conflicting terms or conditions which may be contained in any of the Agreements:

(a) the Liens of Working Capital Lender on the Working Capital Lender Priority Collateral to the extent that such Liens secure the Working Capital Debt have and shall have priority over (i) the Liens of Term Loan Lenders on the Working Capital Lender Priority Collateral and such Liens in favor of Term Loan Lenders on the Working Capital Lender Priority

Collateral are and shall be junior and subordinate to the Liens of Working Capital Lender to the extent that such Liens secure the Working Capital Debt, and (ii) the Liens of Pioneer Lender on the Working Capital Lender Priority Collateral and such Liens in favor of Pioneer Lender on the Working Capital Lender Priority Collateral are and shall be junior and subordinate to the Liens of Working Capital Lender to the extent that such Liens secure the Working Capital Debt,

(b) the Liens of Term Loan Lenders on the Working Capital Lender Priority Collateral to the extent that such Liens secure the Term Loan Debt have and shall have priority over the Liens of the Pioneer Lender on the Working Capital Lender Priority Collateral and such Liens in favor of Pioneer Lender on such Working Capital Lender Priority Collateral are and shall be junior and subordinate to the Liens of Term Loan Lender to the extent that such Liens secure the Term Loan Debt,

(c) the Liens of the Term Loan Lenders on the Term Loan Lender Priority Collateral to the extent that such Liens secure the Term Loan Debt have and shall have priority over (i) the Liens of Working Capital Lender on the Term Loan Lender Priority Collateral and such Liens in favor of Working Capital Lenders on the Term Loan Lender Priority Collateral are and shall be junior and subordinate to the Liens of Term Loan Lenders to the extent that such Liens secure the Term Loan Debt, and (ii) the Liens of the Pioneer Lender on the Term Loan Lender Priority Collateral and such Liens in favor of the Pioneer Lender on the Term Loan Lender Priority Collateral are and shall be junior and subordinate to the Liens of Term Loan Lenders to the extent that such Liens secure the Term Loan Debt,

(d) the Liens of the Pioneer Lender on the Term Loan Lender Priority Collateral to the extent that such Liens secure the Pioneer Lender Debt have and shall have priority over the Liens of Working Capital Lender on the Term Loan Lender Priority Collateral and such Liens in favor of Working Capital Lender on the Term Loan Lender Priority Collateral are and shall be junior and subordinate to the Liens of Pioneer Lenders to the extent that such Liens secure the Pioneer Lender Debt,

(e) the Liens of the Pioneer Lender on the Pioneer Lender Priority Collateral to the extent that such Liens secure the Pioneer Lender Debt have and shall have priority over (i) the Liens of Working Capital Lender on the Pioneer Lender Priority Collateral and such Liens in favor of Working Capital Lender on the Pioneer Lender Priority Collateral are and shall be junior and subordinate to the Liens of Pioneer Lender to the extent that such Liens secure the Pioneer Lender Debt, and (ii) the Liens of Term Loan Lenders on the Pioneer Lender Priority Collateral and such Liens in favor of Term Loan Lenders on the Pioneer Lender Priority Collateral are and shall be junior and subordinate to the Liens of Pioneer Lender to the extent that such Liens secure the Pioneer Lender Debt, and

(f) the Liens of the Term Loan Lenders on the Pioneer Lender Priority Collateral to the extent that such Liens secure the Term Loan Debt have and shall have priority over the Liens of Working Capital Lender on the Pioneer Lender Priority Collateral and such Liens in favor of Working Capital Lender on the Pioneer Lender Priority Collateral are and shall be junior and subordinate to the Liens of Term Loan Lenders to the extent that such Liens secure the Term Loan Debt.

2.4 The subordination of the Term Loan Debt and the Pioneer Lender Debt provided in Section 2.1 and the priorities of the Liens provided in Section 2.3 shall not be altered or otherwise affected by (i) any amendment, modification, supplement, extension, renewal, restatement, replacement or refinancing of the Working Capital Debt, the Term Loan Debt or the Pioneer Lender Debt, (ii) any action or inaction which any of the Lenders may take or fail to take in respect of the Collateral or (iii) the Pioneer Lender Debt, the Term Loan Debt or the Working Capital Debt, or the Liens securing any such debt, being held to be unperfected, deficient, invalid, void, voidable, voided, unenforceable, subordinated, reduced, discharges or are set aside by a court of competent jurisdiction, including pursuant to an Insolvency Proceeding. Each Lender agrees not to subordinate its Lien in any Collateral to the Lien, indebtedness or claim of any other creditor of Borrower or any Obligor without the prior written consent of other Lenders party hereto (other than in connection with a DIP Financing permitted by Section 4.5 hereof).

2.5 Notwithstanding Section 2.1, but subject to Section 2.3 and Section 2.10, all proceeds of dispositions of Senior Priority Collateral (including from any Lien Enforcement Action) and insurance proceeds in connection with a casualty event with respect to Senior Priority Collateral shall be applied first, to the Senior Priority Obligations up to the Maximum Debt Amount with respect thereto (with a corresponding permanent reduction of any revolving commitments with respect thereto), and second to any Junior Priority Obligations up to the Maximum Debt Amount with respect thereto; provided, that to the extent consent is required under any Junior Loan Documents, the applicable Junior Priority Lenders shall have consented to any such disposition (other than in connection with a Lien Enforcement Action). All proceeds of any Senior Priority Collateral received by a Senior Priority Lender after the Senior Priority Obligations have been paid in full shall be forthwith paid over, in the funds and currency received, to the Junior Priority Lender for application to the Junior Priority Obligations (unless otherwise required by law). For purposes of this Section 2.5, payments made by the Borrower to Term Loan Lenders in respect of the Term Loan Debt or to the Pioneer Lender in respect of the Pioneer Lender Debt with proceeds of loans by Working Capital Lender to Borrower shall not be construed to constitute proceeds of Collateral.

2.6 Each of the Lenders shall be solely responsible for perfecting and maintaining the perfection of their Liens in and to each item constituting the Collateral in which such Persons have been granted a Lien. Except as set forth in Section 2.1, the foregoing provisions of this Agreement are intended solely to govern the respective Lien priorities as among the Lenders and shall not impose on any Lender any obligations in respect of the disposition of proceeds of any Collateral which would conflict with prior perfected claims therein in favor of any other person or any order or decree of any court or governmental authority or any applicable law. Each Junior Priority Lender agrees that it will not contest (or join any other person contesting) the validity, perfection, priority or enforceability of the Liens or Obligations of another Lender on any Collateral, provided that nothing in this sentence shall be deemed to impair the rights of the Lenders to enforce this Agreement.

2.7 In the event that a Lender shall, in the exercise of its rights under its Agreements, receive possession or control of any books and records of any Borrower or Obligor which contain information identifying or pertaining to any Collateral in which the other Lenders have been granted a Lien, such Lender shall, upon request of any other Lender, make available to the requesting Lender such books and records for inspection and duplication.

2.8 Subject to the terms and conditions set forth in this Agreement (including Sections 2.1 and 2.11), each Senior Priority Lender shall have the exclusive right to manage, perform and enforce the terms of the Senior Priority Loan Documents with respect to the Senior Priority Collateral and its Loan Agreements, to exercise and enforce all privileges and rights thereunder according to its discretion and the exercise of its business judgment, including, without limitation, the exclusive right to take or retake control or possession of such Senior Priority Collateral and to hold, prepare for sale, process, sell, lease, dispose of, or liquidate such Senior Priority Collateral.

2.9 Notwithstanding anything to the contrary contained in any of the Agreements but subject to Section 2.10 below and Section 2.11 below, prior to the time when a Senior Priority Lender shall have received payment in full of all its Senior Priority Obligations in cash, during the continuance of a Release Event, only the Senior Priority Lender shall have the right to restrict or permit, or approve or disapprove, the sale, transfer or other disposition of the Senior Priority Collateral or other Lien Enforcement Action with respect to the Senior Priority Collateral.

2.10 Junior Priority Lenders shall, at any time and during the continuance of a Release Event:

(a) upon the request of the Senior Priority Lender with respect to the Senior Priority Collateral identified in such request as set forth below (which request shall specify the proposed terms of the sale, transfer or other disposition and the type and amount of consideration to be received in connection therewith), release or otherwise terminate its Liens on such Senior Priority Collateral, to the extent such Senior Priority Collateral is to be sold, transferred or otherwise disposed of either by (i) the Senior Priority Lender or its agents, or (ii) the Borrower or any Obligor with the consent of the Senior Priority Lender;

(b) deliver such release documents as the Senior Priority Lenders may reasonably require in connection therewith; provided, that,

(i) such release shall not extend to or otherwise affect any of the rights of the Junior Priority Lenders to the proceeds from any such sale or other disposition of Senior Priority Collateral except to the extent such proceeds are applied in accordance with Section 2.10(b)(ii) below,

(ii) the proceeds of any such sale, transfer or disposition shall be promptly applied in the priorities set forth in Section 2.5 hereof,

(iii) no such release documents shall be delivered (A) to the Borrower or any Obligor or (B) more than one Business Day prior to the date of the closing of the sale or disposition of such Senior Priority Collateral; provided, further, that if the closing of the sale or disposition of such Senior Priority Collateral is not consummated, the Senior Priority Lender shall promptly return all release documents to the Junior Priority Lenders who supplied such release documents; and

(c) be deemed to have consented under the applicable Agreements to which the Junior Priority Lender is a party to such sale or other disposition.

The effectiveness of any such release or termination by the Junior Priority Lenders shall be subject to the sale or other disposition of the Senior Priority Collateral described in such request and on the terms described in such request or on substantially similar terms and shall lapse in the event such sale or other disposition does not occur within 3 business days of the anticipated closing date. During the time any Lender or its agent is conducting any Lien Enforcement Action, upon the request of any other Lender, such Lender conducting such Lien Enforcement Action will advise the other Lenders of any and all offers which may be made from time to time by prospective purchasers of the applicable Collateral or other information relating to such Lien Enforcement Action.

2.11 Except as specifically provided in Section 2.12 below, notwithstanding any rights or remedies available to the Junior Priority Lenders under any of the Junior Priority Loan Documents, applicable law or otherwise, prior to the time that the Senior Priority Lender shall have received the payment in full of all Senior Priority Obligations in cash, the Junior Priority Lenders shall not, directly or indirectly, seek to commence or maintain any Lien Enforcement Action on any Senior Priority Collateral or assert any claims or interests therein (including, without limitation, by setoff or notification of account debtors) and the Senior Priority Lender shall have the exclusive right to commence and maintain any Lien Enforcement Action on any Senior Priority Collateral; provided, that, notwithstanding the foregoing, (i) upon an Event of Default under the Term Loan Agreements, without the prior written consent of the Working Capital Lender, the Term Loan Lenders shall not commence or maintain any Lien Enforcement Action with respect to the Term Loan Lender Priority Collateral until the date which is one hundred twenty (120) days after the declaration of the Term Loan Lenders of such Event of Default under the applicable Term Loan Agreements and written demand by the Term Loan Lenders to the Borrower for the accelerated payment of all such Term Loan Debt (unless the Borrower or any Obligor is subject to an Insolvency Proceeding by reason of which such declaration and the making of such demand is stayed, in which case, such declaration shall be deemed to have occurred on the date of the commencement of such Insolvency Proceeding) and (ii) upon an Event of Default under the Pioneer Loan Agreements, without the prior written consent of the Working Capital Lender, the Pioneer Lender shall not commence or maintain any Lien Enforcement Action with respect to the Pioneer Lender Priority Collateral until the date which is one hundred twenty (120) days after the declaration of the Pioneer Lender of such Event of Default under the applicable Pioneer Loan Agreements and written demand by the Pioneer Lender to the Borrower for the accelerated payment of all such Pioneer Lender Debt (unless the Borrower or any Obligor is subject to an Insolvency Proceeding by reason of which such declaration and the making of such demand is stayed, in which case, such declaration shall be deemed to have occurred on the date of the commencement of such Insolvency Proceeding); provided, further, that upon the occurrence of any Event of Default under the Junior Priority Loan Documents and for so long as such Event of Default under the Junior Priority Loan Documents is continuing, subject at all times to the provisions of Sections 2.2, 2.4 and 2.5 of this Agreement, commencing one hundred twenty (120) days (or, in the case of any Lien Enforcement Action (x) by the Term Loan Lenders against the Pioneer Lender Priority Collateral or (y) by the Pioneer Lender against the Term Loan Lender Priority Collateral, one hundred eighty (180) days) after the receipt by Senior Priority Lender of the declaration of a Junior Priority Lender of such Event of Default under the applicable Junior Priority Loan Documents and written demand by such Junior Priority Lender to the Borrower for the accelerated payment of all such Junior Priority Obligations (unless the Borrower or any Obligor is subject to an

Insolvency Proceeding by reason of which such declaration and the making of such demand is stayed, in which case, such declaration shall be deemed to have occurred on the date of the commencement of such Insolvency Proceeding), such Junior Priority Lenders may take action to enforce their Liens on the Senior Priority Collateral, but only so long as (i) no Senior Priority Lender is not diligently pursuing in good faith the exercise of its enforcement rights or remedies against, or diligently attempting to vacate any stay or enforcement of its Liens on, all or a material portion of the such Senior Priority Lender's Senior Priority Collateral (including, without limitation, commencement of any action to foreclose its Liens on all or any material portion of its Senior Priority Collateral, notification of account debtors to make payments to such Senior Priority Lender, any action to take possession of all or any material portion of such Senior Priority Collateral or commencement of any legal proceedings or actions against or with respect to all or any material portion of such Senior Priority Collateral), (ii) in the case of any Lien Enforcement Action by the Working Capital Lender on any Term Loan Lender Priority Collateral, the Working Capital Lender has received the prior written consent of the Term Loan Agent, or (iii) in the case of any Lien Enforcement Action by the Working Capital Lender on any Pioneer Lender Priority Collateral, the Working Capital Lender has received the prior written consent of the Pioneer Lender. In the event a Junior Priority Lender has commenced any actions to enforce their Liens on any Senior Priority Lender's Senior Priority Collateral to the extent permitted hereunder and are diligently pursuing such actions, such Senior Priority Lender shall not take any action of a similar nature with respect to such Collateral.

2.12 Section 2.11 shall not be construed to in any way limit or impair the right of: (i) any Lender to bid for or purchase Collateral at any private or judicial foreclosure upon such Collateral initiated by any Lender (provided that in the case of any such bid or purchase by a Junior Priority Lender with respect to any Senior Priority Collateral, such Junior Priority Lender may not "credit bid" unless the proceeds of such bid are otherwise sufficient to cause the payment in full of the Senior Priority Obligations), (ii) Junior Priority Lenders to join (but not control) any foreclosure or other judicial lien enforcement proceeding with respect to any Senior Priority Collateral initiated by the applicable Senior Priority Lender, so long as it does not delay or interfere in any material respect with the exercise by such Senior Priority Lender of its rights as provided in this Agreement, (iii) any Junior Priority Lender's right to receive any remaining proceeds of Senior Priority Collateral after satisfaction and payment in full of all Senior Priority Obligations, (iv) file a proof of claim or statement of interest, vote on a plan of reorganization (including a vote to accept or reject a plan of partial or complete liquidation, reorganization, arrangement, composition, or extension), and make other filings, arguments, and motions, with respect to the Junior Priority Obligations in any Insolvency Proceeding commenced by or against any Obligor, in each case in accordance with this Agreement, (v) take action to create, perfect, preserve, or protect its Lien on the Collateral, so long as such actions are not adverse to the priority status in accordance with this Agreement of Liens on the Seniority Priority Lenders in such Collateral or (vi) file necessary pleadings in opposition to a claim objecting to or otherwise seeking the disallowance of its Obligations.

2.13 If Working Capital Lender should honor a request by the Borrower for a loan, advance or other financial accommodation under the Working Capital Loan Agreements, whether or not Working Capital Lender has knowledge that the honoring of such request would result in an Event of Default, or act, condition or event which with notice or passage of time or both would constitute an Event of Default under the Term Loan Agreements or Pioneer Loan

Agreements (or the Working Capital Lender waives any such Event of Default or breach), in no event shall Working Capital Lender have any liability to Term Loan Lenders or the Pioneer Lender as a result of such breach, and without limiting the generality of the foregoing, Term Loan Lenders and the Pioneer Lender agrees that Working Capital Lender shall not have any liability for tortious interference with contractual relations or for inducement by Working Capital Lender of the Borrower to breach of contract or otherwise, provided, that, Working Capital Lender agrees that the aggregate principal amount of loans extended under the Working Capital Debt outstanding at any one time (but not interest, costs, expenses, fees, indemnities or other charges payable by Borrower or any Obligor to Working Capital Lender or charged by Working Capital Lender to the loan account of Borrower or any Obligor maintained by Working Capital Lender pursuant to the terms of the Working Capital Credit Agreement) shall not exceed the Maximum Debt Amount with respect to the Working Capital Debt. Nothing contained in this Section 2.13, but subject to the other sections of this Agreement, shall limit or waive any right that any (i) Term Loan Lender has to enforce any of the provisions of the Term Loan Agreements against the Borrower or any Obligor or (ii) the Pioneer Lender has to enforce any of the provisions of the Pioneer Loan Agreements against the Borrower or any Obligor.

2.14 Notwithstanding anything to the contrary herein, no Lender shall agree to any amendment, modification, waiver or supplement of its Loan Agreements if the effect thereof is to: (i) increase the aggregate principal amount of loans or other extensions of credit under its Loan Agreements in excess of the applicable Maximum Debt Amount; (ii) increase the interest rate on its Obligations or change (to earlier dates) the dates upon which principal, interest and other sums are due under its Loan Agreements; (iii) alter the redemption, prepayment or subordination provisions thereof; (iv) impose on the Borrower or any other Obligor any new or additional prepayment charges, premiums, reimbursement obligations, reimbursable costs or expenses, fees or other payment obligations; (v) alter the representations, warranties, covenants, events of default, remedies and other provisions in a manner which would make such provisions materially more onerous, restrictive or burdensome to the Borrower or any other Obligor; (vi) grant any new Lien to secure its Obligations, unless such Lien is granted to the other Lenders in accordance with the priorities set forth in this Agreement; or (vii) receive a new guarantee, pledge or other credit support from any other Person, except to the extent such additional guarantee, pledge or credit support is required under the terms of such Lender's Loan Agreements (as in effect on the date hereof); provided that clause (vi) and (vii) shall not prohibit the Working Capital Lender receiving the guarantees, liens and security interests contemplated by Section 6.1(m) of the Working Capital Credit Agreements, and no consent of any other party hereto shall be required.

2.15 Each of the Lenders shall give to the other Lenders promptly after the giving thereof to the Borrower (i) a copy of any written notice by any Lender of an Event of Default under its Agreements with the Borrower, or written notice of demand of payment from the Borrower following an Event of Default under its Agreements, and (ii) a copy of any written notice sent by such Lender to the Borrower at any time an Event of Default under such Lender's Agreements with the Borrower exists stating such Lender's intention to exercise any of its enforcement rights or remedies, including written notice pertaining to any foreclosure on any of the Collateral or other judicial or non-judicial remedy in respect thereof to the extent permitted hereunder, and any legal process served or filed in connection therewith; provided, that, the failure of any party to give notice as required hereby shall not affect the relative priorities of

Lender's respective Liens as provided herein or the validity or effectiveness of any such notice as against the Borrower or any other Obligor.

2.16 Notwithstanding anything to the contrary herein or in any of the Agreements, Working Capital Lender and Term Loan Lenders acknowledge and agree that (i) the purchase or acceptance by Pioneer or its affiliates of, and the sale or transfer by Borrower or any Obligor of, any products or goods pursuant to the terms of that certain Distribution Agreement by and among Pioneer and Borrower, dated as of December 31, 2014, or that certain Production Agreement by and among Pioneer and Borrower, dated as of December 31, 2014, shall not constitute a violation of this Agreement and upon the sale of such products or goods, Working Capital Lender and Term Loan Lender shall be deemed to have consented thereto and automatically released or terminated its Liens, if any, on such products or goods (provided that such release shall not extend to or otherwise affect any of the rights of such Lenders, if any, to the proceeds from such sale), and Lenders shall deliver any release documents as Pioneer may reasonably require in connection therewith, (ii) the transfer or assignment (in whole or in part) of any Intellectual Property pursuant to the terms of that certain Research Agreement by and among Pioneer and Borrower, dated as of December 31, 2014, and the Production Agreement by and among Pioneer and Borrower, dated as of December 31, 2014, shall not constitute a violation of this Agreement and upon the transfer or assignment (in whole or in part) of such Intellectual Property, Working Capital Lender and Term Loan Lender shall be deemed to have consented thereto and automatically released or terminated its Liens on such Intellectual Property, including with respect to any co-ownership interest of Pioneer in such Intellectual Property, and Lenders shall deliver any release documents as Pioneer may reasonably require in connection therewith, and (iii) the enforcement by Pioneer or its affiliates of any of its rights pursuant to the terms of that certain Asset Purchase and Sale Agreement by and among Pioneer and Borrower, dated as of December [__], 2014, or any Transaction Documents (as such term is defined therein, but excluding the Pioneer Loan Agreements, and the payments of any amounts payable to Pioneer or its affiliates by Borrower or any Obligor thereunder (exclusive of the amount payable pursuant to the Promissory Note), shall not constitute a violation of this Agreement.

3. TERM LOAN LENDER PURCHASE OPTION

3.1 Upon the occurrence and during the continuance of an Event of Default under the Working Capital Loan Agreements, Term Loan Lenders shall have the option at any time within sixty (60) days of the occurrence of such Event of Default and upon five (5) business days' prior written notice to Working Capital Lender to purchase all of the Working Capital Debt from Working Capital Lender. Such notice from Term Loan Lenders to Working Capital Lender shall be irrevocable.

3.2 On the date specified by Term Loan Lenders in such notice (which shall not be less than five (5) business days, nor more than twenty (20) days, after the receipt by Working Capital Lender of the notice from Term Loan Lenders of their election to exercise such option), Working Capital Lender shall sell to Term Loan Lenders, and Term Loan Lenders shall purchase from Working Capital Lender, all of the Working Capital Debt.

3.3 Upon the date of such purchase and sale, Term Loan Lenders shall pay to Working Capital Lender as the purchase price therefor the full amount of all the Working Capital

Debt then outstanding and unpaid (including principal, interest, indemnities, fees and expenses, including attorneys' fees and legal expenses) and other amounts under the Working Capital Loan Agreements, and (ii) agree to reimburse Working Capital Lender for any loss, cost, damage or expense (including reasonable attorneys' fees and legal expenses) in connection with any commissions, fees, costs or expenses related to any checks or other payments provisionally credited to the Working Capital Debt, and/or as to which Working Capital Lender has not yet received final payment. Such purchase price and cash collateral shall be remitted by wire transfer in federal funds to such bank account of Working Capital Lender as Working Capital Lender may designate in writing to Term Loan Lenders for such purpose. Interest shall be calculated to but excluding the business day on which such purchase and sale shall occur if the amounts so paid by Term Loan Lenders to the bank account designated by Working Capital Lender are received in such bank account prior to 1:00 p.m., New York City time and interest shall be calculated to and including such business day if the amounts so paid by Term Loan Lenders to the bank account designated by Working Capital Lender are received in such bank account later than 1:00 p.m., New York City time.

3.4 Such purchase shall be expressly made without representation or warranty of any kind by Working Capital Lender as to the Working Capital Debt or otherwise and without recourse to Working Capital Lender, except that Working Capital Lender shall represent and warrant: (i) the amount of the Working Capital Debt being purchased, (ii) that Working Capital Lender owns the Working Capital Debt free and clear of any Liens or encumbrances and (iii) Working Capital Lender has the right to assign the Working Capital Debt and the assignment is duly authorized.

3.5 While the Term Loan Lenders have the right to purchase the Working Capital Debt pursuant to Section 3.1 hereof, Working Capital Lender agrees that it will give Term Loan Agent five (5) business days prior written notice of its intention to commence any Lien Enforcement Action. In the event that during such five (5) business day period, Term Loan Lenders shall send to Working Capital Lender the irrevocable notice of Term Loan Lenders' intention to exercise the purchase option given by Working Capital Lender to Term Loan Lenders under Section 3.1, Working Capital Lender shall not, absent exigent circumstances, commence any foreclosure or other action to sell or otherwise realize upon the Collateral, provided, that, the purchase and sale with respect to the Working Capital Debt provided for herein shall have closed within five (5) business days thereafter and Working Capital Lender shall have received payment in full of the Working Capital Debt as provided for herein within such five (5) business day period.

4. MISCELLANEOUS

4.1 Representations.

(a) Term Loan Agent represents and warrants to the other Lenders that:

(i) the execution, delivery and performance of this Agreement by Term Loan Agent is within the powers of Term Loan Agent, has been duly authorized by Term Loan Agent, and does not contravene any law, any provision of any of the Term

Loan Agreements or any agreement to which Term Loan Agent is a party or by which it is bound; and

(ii) this Agreement constitutes the legal, valid and binding obligations of Term Loan Agent, enforceable in accordance with its terms and shall be binding on it.

(b) Working Capital Lender hereby represents and warrants to the other Lenders that:

(i) the execution, delivery and performance of this Agreement by Working Capital Lender is within the powers of Working Capital Lender, has been duly authorized by Working Capital Lender and does not contravene any law, any provision of the Working Capital Loan Agreements or any agreement to which Working Capital Lender is a party or by which it is bound; and

(ii) this Agreement constitutes the legal, valid and binding obligations of Working Capital Lender, enforceable in accordance with its terms and shall be binding on it.

(c) the Pioneer Lender hereby represents and warrants to the other Lenders that:

(i) the execution, delivery and performance of this Agreement by the Pioneer Lender is within the powers of the Pioneer Lender, has been duly authorized by the Pioneer Lender and does not contravene any law, any provision of the Pioneer Loan Agreements or any agreement to which the Pioneer Lender is a party or by which it is bound; and

(ii) this Agreement constitutes the legal, valid and binding obligations of the Pioneer Lender, enforceable in accordance with its terms and shall be binding on it.

4.2 Amendments. Any waiver, permit, consent or approval by any Lender of or under any provision, condition or covenant to this Agreement must be in writing and shall be effective only to the extent it is set forth in writing and as to the specific facts or circumstances covered thereby. Any amendment of this Agreement must be in writing and signed by Working Capital Lender, the Pioneer Lender and Term Loan Agent.

4.3 Successors and Assigns.

(a) This Agreement shall be binding upon each of the Lenders and its respective successors and assigns and shall inure to the benefit of each of the Lenders and its respective successors, participants and assigns.

(b) To the extent provided in their respective Agreements, each of the Lenders reserves the right to grant participations in, or otherwise sell, assign, transfer or negotiate all or any part of, or any interest in, its respective Obligations, as the case may be;

provided, that, no Lender shall be obligated to give any notices to or otherwise in any manner deal directly with any participant in the other Obligations, as the case may be, and no participant shall be entitled to any rights or benefits under this Agreement except through the Lender with which it is a participant and any sale of a participation in such Obligations shall be expressly made subject to the provisions of this Agreement (including, without limitation, Section 3).

(c) In connection with any participation or other transfer or assignment, a Lender (i) may, subject to its respective Agreement, disclose to such assignee, participant or other transferee or assignee all documents and information which such Lender now or hereafter may have relating to the Borrower or any Obligor or the Collateral and (ii) shall disclose to such participant or other transferee or assignee the existence and terms and conditions of this Agreement.

(d) In the case of an assignment or transfer, the assignee or transferee acquiring any interest in the Obligations, as the case may be, shall execute and deliver to the assigning Lender a written acknowledgment of receipt of a copy of this Agreement and the written agreement by such person to be bound by the terms of this Agreement. In addition, in the event of an assignment or transfer by any Lender of less than all of its Obligations, such Lender shall agree with the assignee to appoint one person as an agent to act on their behalf under this Agreement for purposes of receiving payments and notices hereunder and shall notify the other Lenders of the person who shall act in such capacity.

(e) In connection with any assignment or transfer of any or all of the indebtedness of any Senior Priority Lender or any or all rights of any Senior Priority Lender in the property of the Borrower or any Obligor (other than pursuant to a participation), Junior Priority Lenders agree to execute and deliver an agreement identical to this Agreement (subject to changing names of parties, documents and addresses, as appropriate) in favor of any such assignee or transferee and, in addition, will execute and deliver an agreement identical to this Agreement (subject to changing names of parties, documents and addresses, as appropriate) in favor of any third person who succeeds to or refinances, replaces or substitutes for any or all of such Senior Priority Lender's financing of the Borrower and of any of the Obligors, whether such successor or replacement financing occurs by transfer, assignment, "takeout" or any other means or vehicle.

4.4 Insolvency. This Agreement shall be applicable both before and after the filing of any petition by or against the Borrower or any Obligor under the U.S. Bankruptcy Code and all converted or succeeding cases in respect thereof, and all references herein to the Borrower or any Obligor shall be deemed to apply to the trustee for the Borrower or any Obligor and the Borrower or any Obligor as debtor-in-possession. The relative rights of Lenders in or to any distributions from or in respect of any Collateral or proceeds of Collateral, shall continue after the filing thereof on the same basis as prior to the date of the petition, subject to any court order approving the financing of, or use of cash collateral by, the Borrower or any Obligor as debtor-in-possession.

4.5 Bankruptcy Financing.

(a) If the Borrower or any Obligor shall become subject to a case under the U.S. Bankruptcy Code and, if as debtor(s)-in-possession such Borrower or Obligor moves for approval of financing, including on a priming basis with respect to Working Capital Lender Priority Collateral (the "DIP Financing") to be provided in good faith by Working Capital Lender or any third party approved by the Working Capital Lender (the "DIP Lender") under Section 364 of the U.S. Bankruptcy Code or the use of cash collateral of Working Capital Lender Priority Collateral under Section 363 of the U.S. Bankruptcy Code, the other Lenders agree that no objection, protest or contest (including joinder or support of any third party objecting, protesting or contesting) will be raised by such Lenders to any such financing so long as (A) the other Lenders retain a Lien on the Collateral (including proceeds thereof arising after the commencement of such proceeding) with the same priority as existed prior to the commencement of the case under the U.S. Bankruptcy Code (after giving effect to any priming Liens on the Working Capital Lender Priority Collateral in favor of the DIP Lender), (B) any Liens or superpriority claims pursuant to section 507 of the U.S. Bankruptcy Code the DIP Lender seeks on the Pioneer Lender Priority Collateral or the Term Loan Lender Priority Collateral shall be subordinate in all respects to any Liens or claims the Senior Priority Lenders shall have with respect to the Pioneer Lender Priority Collateral or the Term Loan Lender Priority Collateral, (C) the aggregate principal amount of loans outstanding under such DIP Financing shall not exceed $5,000,000, and (D) such DIP Financing is pari passu or superior in priority to the then outstanding Working Capital Debt and the Liens securing such Working Capital Lender Priority Collateral.

(b) No Lender shall raise an objection, protest or contest (including joinder or support of any third party objecting, protesting or contesting) (i) any request by the any other Lender for adequate protection in any Insolvency Proceeding (or any granting of such request), or (ii) any objection by the Working Capital Lender to any motion, relief, action or proceeding based on a Lender claiming a lack of adequate protection. Notwithstanding the foregoing, in any Insolvency Proceeding, if any Lender is granted adequate protection in the form of additional collateral in connection with any use of cash collateral or DIP Financing, then the other Lenders may seek or request adequate protection in the form of a Lien on such additional collateral, which Lien shall be subordinated to the Liens securing the Obligations of the other Lenders on the same basis as set forth in this Agreement.

(c) No Lender shall oppose or seek to challenge any claim by any other Lender for allowance in any Insolvency Proceeding consisting of post-petition interest, fees or expenses.

(d) The Lenders acknowledge and agree that (i) the grants of Liens pursuant to the Agreements constitute separate and distinct grants of Liens and (ii) because of, among other things, their differing rights in the Collateral, the Obligations of the Lenders are fundamentally different from each other and must be separately classified in any plan of reorganization proposed or adopted in an Insolvency Proceeding.

(e) No Junior Priority Lender shall raise any objection to, oppose or contest (or join with or support any third party opposing, objecting to or contesting), a sale or other disposition of any Senior Priority Collateral free and clear of its Liens or other claims under Section 363 of the U.S. Bankruptcy Code if the Senior Priority Lender with respect to such Collateral has consented to such sale or disposition of such assets.

(f) No Junior Priority Lender or DIP Lender shall seek to purchase by a credit bid pursuant to section 363 of the U.S. Bankruptcy Code any Senior Priority Collateral unless such credit bid provides for the payment in full, in cash, of all Senior Priority Obligations, including any claims for attorneys' fees, costs or other expenses provided for in the Senior Priority Loan Documents or this Agreement.

(g) No Junior Priority Lender or DIP Lender shall seek relief, pursuant to Section 362(d) of the U.S. Bankruptcy Code or otherwise, from the automatic stay of Section 362(a) of the Bankruptcy Code or from any other stay in any Insolvency Proceeding in respect of any Senior Priority Collateral, without the prior written consent of the Senior Priority Lender with respect to such Senior Priority Collateral. Any order entered by the Bankruptcy Court granting authority for the use of cash collateral or authorizing DIP Financing which order also prospectively grants a Lender relief from the automatic stay shall be subject to the provisions of this subsection (g).

(h) Without the prior written consent of the applicable Senior Priority Lender, no Junior Priority Lender shall assert any marshaling, appraisal, valuation, or other similar right with respect to any Senior Priority Collateral that may otherwise be available to a junior secured creditor.

4.6 Bailee for Perfection. Each Lender hereby appoints each other Lender as agent for the purposes of perfecting the other Lenders' Liens in and on any of the Collateral in the possession of such Lender; provided, that, the Lender in the possession of any Collateral shall not have any duty or liability to protect or preserve any rights pertaining to any of the Collateral and, except for gross negligence or willful misconduct as determined pursuant to a final non-appealable order of a court of competent jurisdiction, the non- possessing Lenders hereby waives and releases the other Lenders from, all claims and liabilities arising pursuant to the possessing Lender's role as bailee with respect to the Collateral. To the extent any Lender receives Collateral which is not such Lender's Senior Priority Collateral, such Lender shall promptly deliver to the Lender for whom such Collateral is Senior Priority Collateral. After any Senior Priority Lender has received final payment in full of all of such Lender's Senior Priority Obligations and such Lender's Agreements have been terminated, such Lender shall deliver the remainder of the Collateral, if any, in its possession to the applicable Junior Priority Lender, except as may otherwise be required by applicable law or court order.

4.7 Notices. All notices, requests and demands to or upon the respective parties hereto shall be in writing and shall be deemed duly given, made or received: if delivered in person, immediately upon delivery; if by telex, telegram or facsimile transmission, immediately upon sending and upon confirmation of receipt; if by nationally recognized overnight courier service with instructions to deliver the next business day, one (1) business day after sending; and if mailed by certified mail, return receipt requested five (5) days after mailing to the parties at their addresses set forth below (or to such other addresses as the parties may designate in accordance with the provisions of this Section):

To Working Capital Lender:	Hudson Bay Fund LP 777 Third Avenue, 30th Floor New York, NY 10017 Attention: George Antonopoulos Telecopier No.: 646-214-7946 Telephone No.: 212-571-1244
To Term Loan Agent (on behalf of itself and the other Term Loan Lenders):	Wells Fargo Bank, National Association 1 Front Street, 21st Floor San Francisco, CA 94111 MAC A0195-213 Attn: Gavin Smith Phone: 415-396-7080 Fax: 415-974-3695
To Pioneer Lender:

Pioneer Hi-Bred International, Inc.
Attention:  Chief Financial Officer
DuPont Pioneer
7100 N.W. 62nd Avenue
P.O. Box 1014
Johnston, IA  50131-1014
Fax: (515) 535-7066

With a copy to:

Pioneer Hi-Bred International, Inc.
Attention:  General Counsel
DuPont Pioneer
7250 N.W. 62nd Avenue
P.O. Box 1014
Johnston, IA  50131-1014
Fax: (515) 535-4844

Either of the above Lenders may change the address(es) to which all notices, requests and other communications are to be sent by giving written notice of such address change to the other Lenders in conformity with this Section 4.7, but such change shall not be effective until notice of such change has been received by the other Lenders.

4.8 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original with the same force and effect as if the signatures thereto and hereto were upon the same instrument.

4.9 Governing Law. The validity, construction and effect of this Agreement shall be governed by the internal laws of the State of New York (without giving effect to principles of conflicts of law).

4.10 Consent to Jurisdiction; Waiver of Jury Trial. EACH PARTY HERETO HEREBY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND OF THE SUPREME COURT OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY (INCLUDING ITS APPELLATE DIVISION), AND OF ANY OTHER APPELLATE COURT IN THE STATE OF NEW YORK, FOR THE PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. EACH LENDER HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THIS AGREEMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO IN RESPECT OF THIS AGREEMENT, WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, EQUITY OR OTHERWISE.

4.11 Complete Agreement. This written Agreement is intended by the parties as a final expression of their agreement and is intended as a complete statement of the terms and conditions of their agreement with respect to the subject matter hereof.

4.12 No Third Parties Benefited. Except as expressly provided in Section 4.3 and consents which are deemed to have been given under Section 2.10 hereof, this Agreement is solely for the benefit of the Lenders and their respective successors, participants and assigns, and no other person shall have any right, benefit, priority or interest under, or because of the existence of, this Agreement.

4.13 Disclosures; Non-Reliance. Each Lender has the means to, and shall in the future remain, fully informed as to the financial condition and other affairs of Borrower and no Lender shall have any obligation or duty to disclose any such information to the other Lenders. Except as expressly set forth in this Agreement, the parties hereto have not otherwise made to each other nor do they hereby make to each other any warranties, express or implied, nor do they assume any liability to each other with respect to: (a) the enforceability, validity, value or collectability of any of the Obligations or any guarantee or security which may have been granted to any of them in connection therewith, (b) the Borrower's or any Obligors' title to or right to transfer any of the Collateral, or (c) any other matter except as expressly set forth in this Agreement.

4.14 Terms. This Agreement is a continuing agreement and shall remain in full force and effect until the indefeasible satisfaction in full of all Obligations and the termination of the Agreements. This Agreement shall be reinstated if, for any reason, any payment of the Working Capital Debt by or on behalf of the Borrower or any other Obligor shall be rescinded or must otherwise be restored by the Working Capital Lender, whether as a result of an Insolvency Proceeding or otherwise.

4.15 Subrogation. Until the payment in full of the Working Capital Debt, the other Lenders shall not have, and shall not directly or indirectly exercise, any rights that it may acquire by way of subrogation under this Agreement, by any payment or distribution to the Working Capital Lender hereunder or otherwise. The Working Capital Lender shall have no obligation or duty to protect the other Lenders' rights of subrogation arising pursuant to this Agreement or under any applicable law, nor shall the Working Capital Lender be liable for any loss to, or impairment of, any subrogation rights held by the other Lenders.

4.16 Other Wells Fargo Transactions. The parties hereto acknowledge and agree that (i) Wells Fargo Bank, National Association and its affiliates (collectively, "Wells Fargo") may now or hereafter provide debt financing, equity capital, financial advisory or other services to the Borrower and the other Obligors (excluding the transactions contemplated by the Working Capital Loan Agreement, the "Other Wells Fargo Transactions") and (ii) the Other Wells Fargo Transactions, and Wells Fargo in its capacity as a party to the Other Wells Fargo Transactions, are not subject to this Agreement, including any Liens that may be granted to Wells Fargo pursuant to such Other Wells Fargo Transactions.

4.17 Updated Pioneer PP&E Schedules. Within 60 days after the date of this Agreement, the Borrower and the Pioneer Lender shall deliver to the Working Capital Lender and the Term Loan Agent an updated draft of Annex IV to this Agreement, setting forth in reasonable detail (including a serial number, where applicable) a list of all such equipment and other assets comprising the Pioneer PP&E Assets, whereupon such updated Annex IV shall replace Annex IV attached hereto in its entirety; provided, however, that if the Working Capital Lender or the Term Loan Agent shall deliver written notice to the Borrower and the Term Loan Agent of any objection to the updated Annex IV within thirty (30) days following receipt thereof (which written notice shall include a description of the basis for such objection), the parties shall discuss in good faith any further updates to Annex IV.

[THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the day and year first above written.

WORKING CAPITAL LENDER

WELLS FARGO BANK, NATIONAL ASSOCIATION

By: __________________________________
Name:
Title:

TERM LOAN AGENT

HUDSON BAY FUND LP

By: __________________________________
Name:
Title:

PIONEER LENDER

Pioneer Hi-Bred International, Inc.

By: __________________________________
Name:
Title:

ANNEX I

Pioneer Purchased Assets

The Arlington Plant Site, the Nampa Plant Site and the Transferred Equipment (all as described on Annex IV)

The Pioneer Intellectual Property Collateral (as described on Annex II)

ANNEX II

Pioneer Intellectual Property

Transferred Know-How:

Unpatented inventions, trade secrets, technical information or formulae (hereinafter, "Know-How") relating to the operation of the Transferred Equipment at the Arlington Plant Site and the Nampa Plant Site, to the extent existing and reduced to writing, in all events, as located at the Arlington Plant Site or the Nampa Plant Site.

Standard Operating Procedures (SOPs) for the operation of the Transferred Equipment at the Arlington Plant Site and the Nampa Plant Site, including operating and maintenance procedures, to the extent existing and reduced to writing, in all events, as located at the Arlington Plant Site or the Nampa Plant Site.

Engineering Drawings with respect to the Arlington Plant Site and the Nampa Plant Site, to the extent existing and reduced to writing, in all events, as located at the Arlington Plant Site or the Nampa Plant Site.

Blue Print Files, P&IDs and assemblies relating to the Transferred Equipment at the Arlington Plant Site and the Nampa Plant Site, to the extent existing and reduced to writing, in all events, as located at the Arlington Plant Site or the Nampa Plant Site.

Excluding from the foregoing, any Know-How excluded pursuant to Exhibit 2.1(a)(vi) of the Asset Purchase and Sale Agreement by and between Pioneer Lender and Borrower dated December 19, 2014.

Transferred Patents:

Internal Title	Ctry	Current Status	Filing	Filing Number	Grant Number
Alfalfa Variety 53V52	US	Grant	20 Sep 2006	11/533383	7652195
Alfalfa Variety 05N16PY	US	Grant	04 Oct 2011	13/252674	8461420
Alfalfa Variety 06N02PX	US	Grant	04 Oct 2011	13/252692	8471103
Alfalfa Variety 07W01CZ	US	Grant	04 Oct 2011	13/252706	8466343
Alfalfa Variety 09W08PY	US	In prosecution	30 Jul 2013	13/953807
Alfalfa Variety 55Q27	US	Grant	06 Mar 2012	13/413254	8802930
Alfalfa Variety 09N12CY	US	Allowed	06 Mar 2012	13/413267	8822760

Title	Application No.	Filing Date
Alfalfa Variety 10XXP11	62095258	12/22/2014
Alfalfa Variety 54Q14	62095279	12/22/2014
Alfalfa Variety 12XXP13	62095286	12/22/2014

Transferred Germplasm:

Genetic material contained in the parent and research Product seed and the Inventory Seed (other than, in any events, any of the Excluded Seed) at the Arlington Plant Site, Nampa Plant Site or the Leased Premises. All capitalized terms shall have the meanings ascribed thereto in the Asset Purchase and Sale Agreement by and between Pioneer Lender and Borrower dated December 19, 2014.

Excluding from the foregoing, any genetic material, germplasm or seed excluded pursuant to Exhibit 2.1(a)(viii) of the Asset Purchase and Sale Agreement by and between Pioneer Lender and Borrower dated December 19, 2014.

Transferred PVPs:

Country	App_num	App_date	Grant #	Grant start	endtype	den_final	title holder

AR	003195	9/22/1993	000677	11/3/1994	Granted	5472	PHI
AR	003795	3/31/1995	000771	10/24/1995	Granted	5939	POC
AR	004433	4/9/1996	000872	2/28/1997	Granted	5681	PHI
AR	005649	2/6/1998	001087	5/26/1998	Granted	58N58	PHI
AR	007689	10/25/2001	001612	10/24/2002	Granted	59N49	PHI
AR	008687		001982	3/15/2005	Granted	56S82	PHI
AU	2003333	11/26/2003	4652	9/18/2013	Granted	57Q75	PHI
AU	2005001	1/6/2005	Not yet granted		Applied	56S82	PHI
QZ (EP)	20112119	9/5/2011	Not yet granted		Applied	PR55V48	PHI
QZ (EP)	20082160	10/2/2008	33444	9/24/2012	Granted	PR59N59	PHI
US	9100158	3/28/1991	9100158	8/31/1995	Granted	5888	PHI
US	9200218	6/22/1992	9200218	8/31/1995	Granted	5454	PHI
US	9200220	6/22/1992	9200220	8/31/1995	Granted	5246	PHI
US	9500089	2/10/1995	9500089	3/31/1997	Granted	5312	PHI
US	9600331	8/13/1996	9600331	6/30/1999	Granted	Superba	PHI
US	9600332	8/13/1996	9600332	7/30/1999	Granted	5681	PHI
US	9600333	8/13/1996	9600333	6/30/1999	Granted	5939	PHI
US	9800114	2/18/1998	9800114	4/24/2001	Granted	5347LH	PHI
US	9800143	3/3/1998	9800143	4/24/2001	Granted	53Q60	PHI
US	9800341	7/13/1998	9800341	4/24/2001	Granted	53V08	PHI
US	9900064	11/23/1998	9900064	4/24/2001	Granted	54H55	PHI
US	9900126	1/7/1999	9900126	4/24/2001	Granted	54H69	PHI
US	9900127	1/7/1999	9900127	4/24/2001	Granted	53V63	PHI
US	9900410	9/13/1999	9900410	4/24/2001	Granted	54V54	PHI
US	9900411	9/13/1999	9900411	4/24/2001	Granted	53H81	PHI
US	200000193	4/4/2000	200000193	4/24/2001	Granted	57N02	PHI

ANNEX III

Pioneer Transaction Documents

  Assignment and Assumption Agreement, by and between Pioneer Hi-Bred International, Inc. and S&W Seed Company, dated December 31, 2014.
  Data Transfer Agreement, by and between Pioneer Hi-Bred International, Inc. and S&W Seed Company, dated December 31, 2014.
  Alfalfa Distribution Agreement, by and between Pioneer Hi-Bred International, Inc. and S&W Seed Company, dated December 31, 2014.
  Lease Agreement (Alfalfa Facilities Only-Connell, Washington) by and between Pioneer Hi-Bred International, Inc. and S&W Seed Company, dated December 31, 2014.
  Know-How Transfer Agreement, by and between Pioneer Hi-Bred International, Inc. and S&W Seed Company, dated December 31, 2014.
  Information Technology Transition Services Agreement, by and between Pioneer Hi-Bred International, Inc. and S&W Seed Company, dated December 31, 2014.
  Non-Exclusive Alfalfa Licensing and Assignment Agreement, by and between Pioneer Hi-Bred International, Inc. and S&W Seed Company, dated December 31, 2014.
  Patent Assignment Agreement, by and between Pioneer Hi-Bred International, Inc. and S&W Seed Company, dated December 31, 2014.
  Patent License Agreement, by and between Pioneer Hi-Bred International, Inc. and S&W Seed Company, dated December 31, 2014.
  Production Agreement, by and between Pioneer Hi-Bred International, Inc. and S&W Seed Company, dated December 31, 2014.
  Assignment Agreement Of Plant Variety Certificates, Plant Breeders' Rights, Maintenance Rights And Registration Rights, by and among Pioneer Hi-Bred International, Inc., S&W Seed Company and Pioneer Overseas Corporation, dated December 31, 2014.
  Research Agreement, by and between Pioneer Hi-Bred International, Inc. and S&W Seed Company, dated December 31, 2014.
  Warranty Deed, by and between Pioneer Hi-Bred International, Inc. and S&W Seed Company, dated December 31, 2014.
  General Warranty Deed, by and between Pioneer Hi-Bred International, Inc. and S&W Seed Company, dated December 31, 2014.

ANNEX IV

Pioneer PP&E Assets

Arlington Plant Site:

Lands described in Columbia County Certified Survey Map No. 884, as recorded in Volume 4 of Surveys, on page 104, as Document No. 441386, being located in the North East 1/4 of the North East 1/4 of Section 22, Township 10 North, Range 9 East, Town of Arlington, Columbia County, Wisconsin,

Tax Key No. 11002 392.01

Lot 1 of Certified Survey Map No. 3122, as recorded in Volume 20 of Certified Survey Maps, page 118, Document No. 593525, being a Survey in the North East 1/4 of the North East 1/4 of Section 22, Township 10 North, Range 9 East, Town of Arlington, Columbia County, Wisconsin.

Tax Key No. 11002 392.A

Together with all buildings, fixtures, improvements and appurtenances thereon.

Nampa Plant Site:

Parcel I

The West 220 feet of the East 1022 feet of the Southeast quarter of the Northeast quarter of Section 16, Township 2 North, Range 2 West, Boise Meridian, Canyon County, Idaho; and

A portion of the Southeast quarter of the Northeast quarter of Section 16, Township 2 North, Range 2 West of the Boise Meridian, Canyon County, Idaho, being more particularly described as follows:

Commencing at the Southeast corner of said Southeast quarter of the Northeast quarter of Section 16; thence

South 89°55'04" West along the South line of said Southeast quarter of the Northeast quarter a distance of 1022.00 feet to the True Point of Beginning; thence continuing

South 89°55'04" West along said South line, a distance of 30.00 feet to a point; thence

North on a line parallel to the East line of said Southeast quarter of the Northeast quarter of Section 16, a distance of 190.00 feet to a point; thence

North 89°55'04" East, along a line parallel with the South line of said Southeast quarter of the Northeast quarter, a distance of 30.00 feet; thence

South along a line parallel to the East line of said Southeast quarter of the Northeast quarter, a distance of 190.00 feet to the True Point of Beginning.

Parcel II

A parcel of land located in the Southeast quarter of the Northeast quarter of Section 16, Township 2 North, Range 2 West of the Boise Meridian, Canyon County, Idaho, and is more particularly described as follows:

Commencing at the East quarter corner of said Section 16, being a P.K. Nail and the centerline intersection of Lake Shore Drive and 12th Avenue South; thence

South 89°55'04" West along the South line of said Southeast quarter of the Northeast quarter, and the centerline of Lake Shore Drive, a distance of 1022.00 feet to a P.K. Nail, being the True Point of Beginning; thence continuing

South 89°55'04" West along said South line of the Southeast quarter of the Northeast quarter and the centerline of Lake Shore Drive, a distance of 300.20 feet to the Southwest corner of said parcel, being a 5/8 inch steel pin, from whence a 1/2 inch steel pin bears North 0°06'20" West, a distance or 33.00 feet; thence leaving said South line of the Southeast quarter of the Northeast quarter and the centerline of Lake Shore Drive

North 0°06'20" West, along the West line of said Southeast quarter of the Northeast quarter, a distance of 1324.04 feet to the Northwest corner of said parcel being a 5/8 inch steel pin, and the Northeast 1/16 corner of said Section 16; thence

North 89°55'27" East along the North line of said Southeast quarter of the Northeast quarter, a distance of 302.64 feet to the Northeast corner of said parcel, being a 1/2 inch steel pin; thence

South and parallel with the East line of said Southeast quarter of the Northeast quarter, a distance of 1324.01 feet to the True Point of Beginning.

Excepting Therefrom

A portion of the Southeast quarter of the Northeast quarter of Section 16, Township 2 North, Range 2 West of the Boise Meridian, Canyon County, Idaho, being more particularly described as follows:

Commencing at the Southeast corner of said Southeast quarter of the Northeast quarter of Section 16; thence

South 89°55'04" West along the South line of said Southeast quarter of the Northeast quarter a distance of 1022.00 feet to the True Point of Beginning; thence continuing

South 89°55'04" West along said South line, a distance of 30.00 feet to a point; thence

North on a line parallel to the East line of said Southeast quarter of the Northeast quarter of Section 16, a distance of 190.00 feet to a point; thence

North 89°55'04" East, along a line parallel with the South line of said Southeast quarter of the Northeast quarter, a distance of 30.00 feet; thence

South along a line parallel to the East line of said Southeast quarter of the Northeast quarter, a distance of 190.00 feet to the True Point of Beginning.

Together with all buildings, fixtures, improvements and appurtenances thereon.

Transferred Equipment:

Name - Nampa Plant Site

Trimble GPS
CLIPPER CLEANER (LAB MODEL)
INDICATOR FOR CONDITIONING SCALE (#3)
GRAVITY, FORSBERG #50VM, #7
FORSBERG GRAVITY #50V C1703
FORSBERG GRAVITY #50V C1703
BIN FOR WESTRUP #1
#17 C-3 ELEVATOR, 28'
BEE TRAILER
KUBOTA TRACTOR
PORTABLE PLATFORM SCALE (#4)
Elev, E-16 D-3
#25, D-3 ELEVATOR, 16'
METAL SEED BOXES
WINDOW AWNING
TRUCK SCALE (#5)
INSTALL WELL FOR PLANT
OUTDOOR PLATFORM SCALE (#8)
DUST CONTROL SYSTEM INSTALLATION EXPENSE
ELECTRICAL, CONDITIONING
#21 C-3 28' Elevator
SEWING PEDESTAL, PACKAGING
BAG TOP TRIMMER, PACKAGING
MICROSCOPE WITH ILLUMINATOR
MAGNETIC SEPERATOR #2
MAGNETIC SEPERATOR #3
MIXING CHAMBER, MAG
6' VELVET ROLL, LAB
SG30 SEED GERMINATOR
MAGNETIC SEPARATOR #4
W-2 Baghouse Airlock
W-2 Bag filter, Conditioning
LAND ACQUISITION-TIEGS LAND CO
DEMOLITION-NEW PROPERTY
WAREHOUSE E
WAREHOUSE D
REFRIGERATION UNIT COLD STORAGE #1

MAIN ELECTRICAL
WESTRUP SCREEN CLEANER #1
WESTRUP SCREEN CLEANER#2
VELVET ROLL #1
VELVETROLL #2
VELVET ROLL #3
VELVET ROLL #4
ELECTRICAL-CONDITIONING
#18, B-3 ELEVATOR, 14'
#8 C-3 ELEVATOR, 24'
#3 C-3 7' Elevator
#20 C-3 ELEVATOR, 28'
#5 C-3 ELEVATOR, 14'
#29 C-3 26' Elevator
VELVET ROLL TAILS VIBRATING CONVEYOR #1
VIBRATING CONVEYOR CLIPPER 6'
PORTABLE PLATFORM SCALE (#2)
ASPHALT PATCHING AND OVERLAY
HART UNIFLOW
HART UNIFLOW
PLATFORM SCALE CONDITIONING (#3)
#19, C-3 ELEVATOR, 28'
#27 C-3 17' Elevator
#2 D-3 ELEVATOR, 16'
#24 D-3 ELEVATOR, 24'
#4 C-3 ELEVATOR, 24'
#6 C-3 ELEVATOR, 33'
#1 3-D elevator, 24'
#15 C-3 28' Elevator
METAL SEED BOXES
METAL SEED BOXES
BIN FOR WESTRUP #2
CLIPPER CLEANER-CONV
CLIPPER CLEANER X298
GRAVITY SEPARATOR #8
SEWING MACHINE, PACKAGING
OFFICE/WAREHOUSE (RAR ADJUST)
OFFICE ADD 30X12
OFFICE BLDG ADDTN P2740
OFFICE BLDG-ELECTRICAL P2740
COLD STORAGE #2
COLD STORAGE #3
REFRIGERATION UNIT COLD STORAGE #2 & #3

6 DISTRIBUTORS
VELVET ROLL #5
VELVET ROLL #6
VELVET ROLL #7
VELVET ROLL #8
VELVET ROLL #9
VELVET ROLL #10
VELVET ROLL #11
VELVET ROLL #12
LAND 6.5A
ASPALT PAVING
ASPHALT PAVING-PJP6529
ASPHALT PAVING
AIR SYSTEM
AIR SCREEN CLEANER
ASPHALT PAVING
GRISIEZ MAG CLEANER-RICE/DODDER MILL
MAC DUST COLLECTOR INSTALLATION EXPENSE
W.A. RICE ROLL MACHINE (2)
ASPHALT OVERLAY, WAREHOUSE E
4380 POWER INFEED
FIRE SECURITY SYSTEM
GAS AND DISTRIBUTION SYSTEM
CMS Retrofit
Treat/Pkg Tower Structural Steel
BLENDING BIN-95,000 LBS.
SCARIFIER BIN-95,000 LBS.
CMS BIN-95,000 LBS.
BEFORE BAGGER BIN-95,000 LBS.
BEFORE BAGGER BIN-95,000 LBS.
BIN SPIRAL LETDOWNS (5)
DUMP HOPPER AND UNLOAD CONVEYOR
DUMP HOPPER AND SUPPORT FRAME
UNLOAD CONVEYOR - BIN - 10'0"
UNLOAD CONVEYOR - BIN TRANSFER - 40'0"
ROTARY VALVE AND LIN ACT. BEFORE SCARFIER #1
ROTARY VALVE AND LIN ACT. BEFORE SCARFIER #2
COLLECTING CONVEYOR - SCARFIER - 10'0"
TRANS CONVEYOR TO BM&M CLEANER
BM&M CLEANER
#1 Treating D-Leg Elevator 55' Main Dump
#2 Treating D-Leg Elevator 55' After Scarifier
#3 Treating D-Leg Elevator 55' After CMS

#4 Treating D-Leg Elevator 12' between CMS
REBUILD SCARFIER #1
REINSTALL SCARFIER
REBUILD SCARFIER #2
REINSTALL SCARFIER #2
BUILDING DUST SYSTEM
NEW BAG INCLINE CONVEYOR
NEW BAG CONVEYOR THRU WALL
REINSTALL PACING CONVEYOR
NEW POWER TURN CONVEYOR
REINSTALL STRETCH WRAPPER
WEIGHT BELT FEEDER
CMS TREAT SYSTEM - DRUM #1 & #2
CMS TREAT SYSTEM - STAND #1 & #2
CMS TREAT SYSTEM - DRUM #3
CMS TREAT SYSTEM - STAND #3
CMS ALLAN BRADLEY PLC PROGRAMMING
CMS RAYTEX TEMPERATURE SENSOR
INLET FAN - DRUM #1 & #2
INLET FAN - DRUM #3
SYSTEM DUCTWORK
PROCESS HEATER - DRUM #1 & #2
PROCESS HEATER - DRUM #3
CMS NITROGEN GOLD PROD FEEDER
CMS PUMP-MIX TRANSFER
CMS - FILTERS
CMS POLYMER PUMP - TRANSFER MIX
CMS APRON PUMP - MIX TRANSFER
CMS APRON - FILTERS
CMS MICRO-MOTION FLOWMETER
CMS MICRO-MOTION FLOWMETER
CMS MICROMOTION FLOWMETER
POLYMER MIX/STAND - NURSE
APRON MIX TANK/STAND - MIX
MIXING TANK/STAND - MIX
MIXING TANK/STAND - MIX
MIXING TANK/STAND - NURSE
APRON-CHEMICAL MIXER - NURSE
POLYMER-CHEMICAL MIXER - NURSE
CHEMICAL MIXER - #1
100 HP Air Compressor for CMS
AIR DRYER FOR 100 HP Compressor
FLUID PIPING-FACILITY

BULK STORAGE - TANK 110,000 LBS.
BULK BLOWER PACKAGE
Bulk - Rotary Feeder
BULK - TRANSFER PIPING
BULK POLY - POLYMER ROTARY FEEDER
BULK POLY - ROTARY FEEDER W/AUGER
BULK POLY - POLYMER SCALE HOPPER
BULK POLY - POLY DIGITAL CONTROL SYSTEM
BULK SCALE HOPPER - Polymer
BULK - FILL/PASS VALVE
BULK - ROTARY VALVE
Wall & Overhead Door-Warehouse E
PARTNER PLUS PHONE SYSTEM
FIRE AND SECURITY
SPEEDFLO PT4500 AIRLESS PAINT SPRAYER
PLASMA CUTTER
MILLER SHOPMASTER COMBO
PACKING CHECK WEIGHT SCALE (#1)
NATIONAL 48" BOX AND PAN BREAK
LAN WIRING
Cond Equip Installation - Small Line
WATER SYSTEM-POTABLE
SEPTIC SYSTEM
GAS SYSTEM-NATURAL
PKG OFFICE
PKG OFFICE
PLUMBING FIXTURES, PKG OFFICE
ELECTRICAL FIXTURES, WAREHOUSE C
ELECTRICAL, TREATING TOWER
FIRE AND SECURITY ALARMS
ELECTRICAL, CONDITIONING LINE #2
PKG TOWER CONSTRUCTION
PKG TOWER ROOF
FIXTURES, PACKAGING TOWER
ELECTRICAL, PACKAGING TOWER
50HP QUINCY AIR COMPRESSOR
SECONDARY ELEC-QUINCY AIR COMPRESSOR
LASERJET 400N PRINTER/ETHERNET
Treater PLC Programming
Lan Wiring
CMS Retro-fit
Flexicon Conveyor-Polymer Bulk Bag System
Install Cond Equip-Small Line

Mica/Polymer Delivery Sys Modification
Steel Seed Bins
Box Washer
Reinstall Dust Baghouse-Treating Area
Bulk Bin
D3 Elevator
Car Unloader Conveyor
Electrical-Bulk Receiving
Tag-It-System
Wire Feed Welder
Iron Worker
Bulk Bag Hanger
Mica Transfer Sys-Bulk Bags to Stg Tank
GPS Recording Equipment
Re-Install Cleaner/Scalper
Typewriter
CMS Programming
Primary Elec-Office Construction
Irrigation-New Office
Parking-New Office
Landscaping-New Office
Office Bldg-General Construction
Office-Interior Finishes
Office-Mechanical Construction
Office-Electrical Construction
Telephone/Data-Office Construction
Security-Office Construction
Interior Doors/Hardware-Office Construction
Carpet/Tile-Office Construction
Furniture-Office Construction
Lab Remodel-Gen Construction
Elec-Lab/Breakroom Remodel
Furnace/Air Conditioner-Lab/Breakroom Remodel
Carpet/Tile-Lab/Breakroom Remodel
Eriez Magnetic Separator and Mixer
Pioneer Signage
Confined Space Air Monitor
Chain Hoist
Vertical Mill
Band Saw
Weather Loggers
Binocular Microscopes
Sample Divider

Elec Monitors/Controllers in Treating
Elevator-Treating
Heater-Treater
Elec Monitors & Controls-Treating
Control Bridge Installation
Miller Retrieval Units
Inspection Vibrator
Portable Scales
Warehouse, Security and Emergency Lighting
Warehouse, Security and Emergency Lighting Install
Phone System
Water Activity Meter
75 HP Quincy Air Compressor
Automatic External Defibrillator
Westrup Upgrades for Frequency Drives
4x4 Utility Vehicle - Kawasaki Mule
Upgrade to Dust Collection System
Proximity Sensors for Conditioning
Lawn Mower
Water and Oil Separator for Compressors
60 HP Quincy Air Compressor
Padmount Transformer and Switchgear
Gravity Valve Sample System
Velvet Roll Feed Automation
Gravity Feed Automation
Scissor Lift
Tag Burster
Panel View for Treating System
HP Bag Lip Code Printer
Conditioning Airlift Conveyor
Mac Dust System and Ducting (32 cartridge)
Colorant Scale
Relocate clipper for Small Line Automation
Electrical and Proximity Sensors-Small Line Automa
Programming for Small Line Automation
FANUC Palletizer - FANUC 410iB Robot & equip
FANUC Palletizer - Programming
FANUC Palletizer - Conveying equipment
FANUC Palletizer - Secondary electrical
FANUC Palletizer - Refurbish equipment
FANUC Palletizer - Safety fencing & systems
Monosem Planter (alfalfa)
Metal Shear Hydraulic 52"

Germinator / Growth chamber
Treat batch mixing upgrades
Conditioning vacuum
FORMAX CUTTER FD572 (print-on-demand)
HP LaserJet 9050dn - Printer (print-on-demand)
FORMAX CUTTER FD572 (print-on-demand)
FORMAX CUTTER FD572 (print-on-demand)
Lanier LD550 C Copier / Printer
Bag lip printer
Bulk Unloading Conveyors
Gravity 1 Serial # 8455
Gravity 2 Serial # 8456
Gravity 3 Serial # 8457
Gravity 4 Serial # 13716
Donaldson/Torit Serial # 3194794-2
Donaldson/Torit Serial # Reinbeck 1
Donaldson/Torit Serial # 3194794-1
Donaldson/Torit Serial # Reinbeck 2
Main Water Vault & well house
Well house backup generator
Thiele Bag Hanger
16' Flat Belt Bagging Conveyor
36" Flat Belt Bagging Conveyor
72" Flat Belt Bagging Conveyor
Bag Kicker w/ 48" conveyor
Fischbein 400T-NS Sewing Machine
Fischbein-Inglett 3920 Tag Hanger
Wulftech SMH-200 Stretch Wrapper
Control Logix Processor Pallet conveyors
Apron Micro Motion flow meter
Reyco Airlift Receiver for mainline
Control logix module in treating
Waste water recovery - treating
Clean Seed Airlift Small line
Color Sorter
Sharp MX5111N copier/printer
Concrete pad of air systems
Steel Boxes(280)
Donaldson/Torit Air System
Box Dump
Donaldson/Torit dust collector
Air ducting
Donaldson Torit dust collector

Reyco airlift
Reyco receiver
Air ducting
DRO for mill
Case loader for tractor
Air ducting to dust collector (gravities)
Labor and materials to install Forsberg Gravity
Air Screen Crippen gx360
Box dump
Torit Dust Collector
Fluke Thermal Imager
Treater Micro Motion
Treater Micro Motion
WELDER/COMPRESSOR/GENERATOR COMBO UNIT
329 Steel Boxes
Bagging Scales - Mainline
SMALL LINE BOX DUMP AND DUST COLLECTOR
Parent alfalfa seed room
UPGRADE PROCESSORS TO ETHERNET CAPABILITY
ELEC TRICAL INSTALL FOR PARENT ALFALFA CONDITIIONI
PARENT SEED CONDITIONING EQUIPMENT
phone upgrade-training area
chairs-training area
training area remodel
waste water treatment - Moved to asset @ 12/31
SAFETY EXIT DOOR - Asset @ 12/31
WASTE WATER RECLAIM SYSTEM - Asset @ 12/31
BAG SPLITTER
ELECTRICAL-BAG SPLITTER
PAINT BLDG ADDITION
COLD STORAGE #1
ELECTRICAL, COLD STORAGE #1
STEEL BLDG W/ CANOPY
PARENT SEED ROOM
WAREHOUSE/ADD 25X160-PJP6529
REMODEL WAREHOUSE P8622
WAREHOUSE EXPANSION
NORTH CONDITIONING DOOR
WAREHOUSE EXPANSION-FOUNDATION
SHOP CONCRETE FLOOR

SHOP
WAREHOUSE A OVERHEAD DOOR
SHOP
SHOP CONCRETE FLOOR
ELECTRICAL FIXTURES, WAREHOUSE A
ELECTRICAL FIXTURES, WAREHOUSE B
WAREHOUSE B
COVERED LOADING DOCK/CONCRETE APPROACH
DOCK LEVELERS
ELECTRICAL, BREAK ROOM
DOOR ON WAREHOUSE
SAFETY EMERGENCY LIGHTING
ELECTRICAL, WAREHOUSE D & E
ELECTRICAL, TREATING ROOM
TREATING TOWER
WAREHOUSE C
TREATING TOWER
WAREHOUSE C ROOF
18X38 TREATMENT SOLUTION RETENTION BLDG
MECHANICAL PLUMBING-RETENETION BLDG
SECONDARY ELEC-RETENTION BLDG
CONCRETE PAD W/RETAINING WALL-RETENTION BLDG
Warehouse Roof Replacement
New Warehouse Roof
2 RF Antennas in Warehouse
Emergency Exit Doors
Refrigeration Unit - Cold Storage #3
Roof on CS3
HVAC for CS2
03 HYSTER S50XM FORKLIFT
HYSTER FORKLIFT S60XM
WMS Forklift Mounts
WMS fork truck mount units
Overhead door
Concrete floor for Parent alfalfa seed equipment
WMS units for new forktrucks
DOCK LOCKS FOR RECEIVING/SHIPPIING TRUCK SAFETY
6 ROW PRECISION PLANTER
6 ROLL-RICE VELVET R
6 ROLL-RICE VELVET ROLLS
#27 CLIPPER CLEANER
#27 CLIPPER CLEANER
BAGGING & HANDLING E
BAGGING & HANDLING EQUIP
VICTOR 4-DRAWER FILE

SEED BAG & WEIGH SYS
52-S 8 ROLL DODDER VELVET MILL
GRAVITY SEPARATOR #7
BAGGING SCALE
Name - Arlington Plant Site

ELECTRONIC BALANCE
FIMCO SPRAYERW/65 GAL TANK
LAND-15 ACRES-CURRIE
FORD 1510 DIESEL 4WD TRACTOR
HEGE 80 PLOT PLANTER
HEGE 80 PLANTER MODIFICATION
SHAKER & PLATFORM
AUTOCLAVE
STEREOMICROSCOPE SYSTEM W/ LIGHT SOURCE
LAMINAR FLOW HOOD
COMPOUND MICROSCOPE
SEED CLEANER
GREENHOUSES (2)
BLDG. SITE PREP.
BLDG SITE PREPARATION
OFFICE/LAB BLDG.
OFFICE/LAB BUILDING
SHOP DECK
ELECTRICAL IMPROVEMENT
SEEDER/PLOT DRILL
INCUBATOR
ELECTRONIC SCALE
PERISTALTIC PUMP
GREENHOUSE ROOF REPAIR
DRYING OVEN
GROWTH CHAMBER
IRRIGATION WELL
IRRIGATION PUMP
MODIFICATION-HEGE 80 PLANTER
FORD 1520 TRACTOR W/4WD
GROWTH ROOM Modification
BUILDING MAINTENANCE
FORAGE HARVESTER

MODINE HEATER UNIT
VICON FERTILIZER SPREADER
PLOT HARVESTER
SEED THRESHER
SEED THRESHER
GROWTH ROOM HVAC
GREENHOUSE ROOF REPLACEMENT
GREENHOUSE HEATER
CHEMICAL STORAGE CABINET
DUST COLLECTION SYSTEM
DRYER REPLACMEMENT INSTALLATION
WILEY MILL
GREENHOUSE INSULATION
GREENHOUSE HEATER
HARVESTER UPGRADE
GROWTH ROOM HVAC UPGRADE
ALFALFA HARVESTER
LAB HOMOGENIZER
GREENHOUSE SHADE CLOTH
PORTABLE DUST COLLECTION SYSTEM
FLAIL MOWER
High Power Washer
Flail Mower
Kuhn Rototiller
LAND - 5 ACRES ARLINGTON, WI
AED Unit
Irrigation System Upgrade
Allegro Field PC
Backup Generator
Alfalfa GH Exp - Site Utils
Alfalfa GH Exp - Gen Constr
Alfalfa GH Exp - Mechanical
Alfalfa GH Exp - Electrical
Alfalfa GH Exp - Safety/Security
Alfalfa GH Exp - Lauer Rolling Benches
Greenhouse Benches
Gooseneck trailer, 83"x32'x4'
Parking lot concrete work
Lab remodel
Growth room lighting
Snow Slide Prefention Roof main building
Chem Store Bldg/Arlington
Card Access Sys/Arlington

LD180 seed thresher
ASC-3 seed cleaner, stand & side funnel
Falc Rotary Tiller Model CS4-1800 (72")
Ferris Lawn Mower
Landpride FM1488 flail mower
Phone System
Electrical for office addition
Office addition and remodel
Elec/Security for Machine Storage Shed
Strip topsoil for Machine Storage Shed
Concrete for Machine Storage Shed
Construct Machine Storage Shed
Homogenizer
Centrifuge
Freeze Dryer
Harvest Weigh System
Harvest Weigh System
Irrigation Safety/Pump upgrade

 :

Name - Connell, WA (Leased Premises)

SCREEN CAGES
BIG OX 8' TERRACER BLADE
VOGEL M-2 THRESHER
AOC STATIONARY BELT THRESHER
SG 30 SEED GERMINATOR
ELECTRONIC SCALE
SEED GERMINATOR
DISSECTING MICROSCOPE
SCREEN LIMITE CAGES
PLOT DRILL "HEGE 80" W/EXTRA WEIGHTS
SOUTH DAKOTA SEED BLOWER
BALANCE
BEE INCUBATOR
FORD 1520 TRACTOR W/LOADER& BUCKET
HEDGE 80 PLOT PLANTER
BELT THRESHER
MICROSCOPE
(6) MESH CAGES
DRYER BOX
BUSH HOG 60" TILLER

ZEBRA PRINTER
FORAGE CHOPPER
PLANTER MODIFICATIONS FOR ASSET #2216
ALMACO PLOT THRESHER
POLLINATING CAGES
DISSECTING SCOPE
TRACTOR ENGINE REPLACEMENT FOR ASSET #2762
ALFALFA HARVESTER
LINEAR IRRIGATION SYSTEM
LINEAR IRRIGATION SYSTEM-Modifications
LINEAR IRRIGATION SYSTEM-Ramp System
5500 TRACTOR
Used Forklift
Safety upgrade for harvester for asset #6388
Tiller/Sickle Bar with trade
Flail Mower
Equipment Trailer
4 - Wheeler
Air Compressor/Installation
Polaris Ranger 2 x 4
WinterSteiger Thresher
Harvest Weigh System & Handheld Device w/ Loadbars
TXS65 Thermal Tag Printer-rewinder
2011 Frontier Rototiller 1307R
72 inch flail mower
LD180 seed thresher
Agriculex ASC-3 seed cleaner
UPGRADE OF LINEAR SYSTEM TO INCLUDE GPS NOZZLE OFF/ON
HARVEST MASTER MIRUS WEIGHT SYSTEMS )
PANASONIC TOUGHPAD
JOHN DEER 8300 GRAIN DRILL
DOMRIES 8 FT DISC
8.5 FT RING PACKER
7 FT RING PACKER
7 FT SPRING SHANK CHISEL
JOHN DEER 50 BOX SCRAPER
HAY FORKS LOADER ATTACHMENT
PALLETT FORK LOADER ATTACHMENT
FIELD TRANSPLANTER HOME MADE
LAND PRIDE 7 FT TINE HARROW
CATLIN MFG GOPHER POISON MACHINE
10 FT LAND PLANE

8 FT ROD WEEDER
RANKIN 3 TOOTH 7 FT RIPPER
2 MISC TOOL BARS W ITH SHOVELS
JOHN DEER 3 BOTTOM ROLL OVER PLOW
PIPE TRAILER
JOHN DEER ROW MARKER
HOME MADE ROW MARKER
FUEL TANK GAS/DIESEL ON TRAILER
NEW HOLLAND 520 MANURE SPREADER
OLDER MANURE SPREADER MAKE UNKNOWN
3" X 40' ALUMINUM HANDLINE APPROX 150 EA
3 PT SPRAYER WITH POLY TANK HERBICIDE
3 PT SPRAYER WITH POLY TANK PESTICIDE
30 FT SPRAY BOOM
BRABER DRY FERTILIZER SPREADER 3 PT
MT MECHANICAL TRANS PLANTER
EMGLOW 5HP AIR COMPRESSOR
LD 350 SEED THRASHER
1987 JACOBSEN BUMPER PULL EQUIP TRAILER
2002 WALTON GOOSNECK EQUIP TRAILER
SCREENED CAGE TOPS WITH FRAME WORK APPROX 30 EA 20'X30' APPROX 30 EA 10'X14' APPROX 20 EA VARIOUS SIZES

VIN	Year	Manufacturer	Make	Model
1FTFW1ET5DKE25192	2013	Ford	Ford	F150 XLT
1FT7W2BT4DEA70383	2013	Ford	Ford	F250 XLT
1FTFW1EF0EKD28249	2014	Ford	Ford	F150 XLT
056655	2012	Other	TRLR	UT TL
1J9DE2H24NF015282	1992	Other		7'x18' Flatbed Tilt Deck
1FTFX1EV8AKA32734	2010	Ford	Ford	F150 XLT
1FDAF57Y78ED02598	2008	Ford	Ford	F550 XLT
1FTPW14V68KE07653	2008	Ford	Ford	F150 XLT
1FTFW1ET6DKD66430	2013	Ford	Ford	F150 XLT
1FTFW1ET4DKE19187	2013	Ford	Ford	F150 XLT
1FDAW5GR6AEB43085	2010	Ford	Ford	F550 XLT
1FDXF46P86EC68617	2006	Ford	Ford	F450 XLT
1FTPX14V28KC96595	2008	Ford	Ford	F150 XLT

VIN	Pre_desc	Year	Make	Model
H06	2003POWERNESTER	2003	Power Nester	Clamp
L177V03542G	2009HYSTERH50FT	2009	Hyster	H50FT
F187V15245G	2009HYSTERS50FT189	2009	Hyster	S50FT
F187V15251G	2009HYSTERS50FT189	2009	Hyster	S50FT
F187V15250G	2009HYSTERS50FT189	2009	Hyster	S50FT
F187V18593J	2011HYSTERS50FT83L189	2011	Hyster	S50FT
F187V23981L	2013HYSTERS50FT	2013	Hyster	S50FT
38C01651	2013POWERBOSS38C	2013	Power Boss	38C
F187V23980L	2013HYSTERS50FT	2013	Hyster	S50FT
L177V10562K	2012HYSTERH60FT91L187	2012	Hyster	H60FT
7192412	2012CASE55ATRACTOR	2012	Farmall	55A
34459	2013KUBOTAB2320TRACTOR	2013	Kubota	B2320DTN-1
ZBDD01054	2011FARMALLTRACTOR	2011	Farmall	35

Each of the undersigned hereby acknowledges and agrees to the foregoing terms and provisions. By its signature below, each of the undersigned agrees that it will, together with its successors and assigns, be bound by the provisions hereof.

Each of the undersigned agrees that any Lender holding Collateral does so as bailee (under the UCC) for the other Lender which has a Lien on such Collateral and is hereby authorized to and may turn over to such other Lender upon request therefor any such Collateral, after all obligations and indebtedness of the undersigned to the bailee Lender have been fully paid and performed.

Each of the undersigned acknowledges and agrees that: (i) although it may sign this Agreement it is not a party hereto and does not and will not receive any right, benefit, priority or interest under or because of the existence of the foregoing Agreement (except for Section 2.1 thereof and a consent which is deemed to have been given by a Junior Priority Lender under Section 2.10), and (ii) it will execute and deliver such additional documents and take such additional action as may be necessary or desirable in the reasonable opinion of any of the Lenders to effectuate the provisions and purposes of the foregoing Agreement.

S&W SEED COMPANY

By: _____________________________________
Name:
Title:

[OBLIGOR]

By: _____________________________________
Name:
Title: